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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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U.S. Bancorp
(Name of Registrant as Specified In Its Charter)

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A message from our CEO

Fellow shareholders:

This last year challenged our strength, resiliency and flexibility, but we persevered. I am proud of our employees and our ability to overcome the obstacles that were ahead of us. I appreciate the customers who relied on us to be their financial partner during an unprecedented time. I also am grateful for the way we helped more than 108,000 small businesses obtain Paycheck Protection Program loans, provided forbearance programs, and extended credit to companies when they needed it.

We frequently talk about our ability to deliver consistently solid results, steady approach to credit and risk management, financial discipline and intentionally diversified business portfolio. We know this allows us to create value and shareholder returns in any environment.

That success is due to our employees, our culture and approach to business. Our balanced strategy helped us weather the challenges of 2020, when tailwinds became headwinds and economies shut down due to the COVID-19 pandemic. Despite the obstacles we faced, we kept people healthy and safe. We served millions of customers and ran our business effectively — even with most of our employees working remotely. We reinforced our commitment to the communities where we do business, and we redoubled our efforts to help bridge social and economic gaps.

We reprioritized our efforts, invested in the areas that would accelerate our strategy, and made sure that we addressed short-term needs while ensuring long-term success. In the end, we continued to show that we are more than an essential service. We have been and continue to be ready, willing and able to serve our customers in the moments that matter most. Perhaps more importantly, we are an organization of people committed to each other, our communities and our shareholders. Relationships, trust and purpose are the heart of everything we do.

We expect to see signs of recovery throughout 2021, due in part to the possibility of additional economic stimulus efforts and greater availability of the COVID-19 vaccine. We are ready for a return to more of a normal state and expect to move quickly when that time comes. I am confident in our leadership, our strategy and our team to help us move forward and deliver results throughout the year.

As always, we appreciate the trust you place in us as shareholders of our company.

Sincerely,

Andrew Cecere Chairman, President and Chief Executive Officer
March 9, 2021

U.S. Bancorp 2021 Proxy Statement

A message from our Lead Director
Fellow shareholders:

The year 2020 will long be remembered for its numerous challenges. Our company was faced with determining how to deliver essential financial services in a pandemic, examining how to better facilitate and accelerate racial equity and inclusion, and pivoting to remote working as we acted as a conduit of government assistance to individuals and businesses. The demands were tremendous for U.S. Bank management and their teams. On behalf of the Board of Directors, I want to assure you they not only rose to the challenge, they went above and beyond to identify opportunities to serve and provide support for our customers and communities.

Although our Board was able to meet in person only one time during the year, we quickly adjusted to frequent virtual meetings to provide effective oversight and counsel throughout the year. The culture of collaboration and candid dialog that we have built over the years served us well as we adapted to new ways of working. It also allowed us to oversee the company's many initiatives to rapidly adapt to the changing environment and evaluate its strategic priorities.

We have entered 2021 more confident than ever that U.S. Bancorp has the agility, stamina, talent and vision to provide leadership in turbulent times, to serve customers needs as new challenges and opportunities arise, and to take action on critical and strategic issues for the benefit of all its stakeholders. We also are pleased with the upcoming release of the company's first ESG report this year, which describes key focus areas for environmental, social and governance excellence. We encourage you to learn more about this at usbank.com/ESG2020.

Sincerely, Olivia F. Kirtley Lead Director March 9, 2021

U.S. Bancorp 2021 Proxy Statement

Notice of Annual Meeting of Shareholders of U.S. Bancorp

Date and time:	Tuesday, April 20, 2021, at 11:00 a.m., central time
Place:	Online at www.virtualshareholdermeeting.com/USB2021

Due to the public health concerns resulting from the novel coronavirus (COVID-19) pandemic, we are holding the Annual Meeting of U.S. Bancorp in a virtual-only meeting format to support the health and safety of our shareholders and employees. You will not be able to attend the Annual Meeting at a physical location. For more information on the virtual-only format, please see the "Questions and Answers about the Annual Meeting and Voting" section beginning on page 70.
Items of business:	1.	The election of the 13 directors named in the proxy statement
	2.	The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2021 fiscal year
	3.	An advisory vote to approve the compensation of our executives disclosed in the proxy statement
	4.	Any other business that may properly be considered at the meeting or any adjournment of the meeting
Record date:	You may vote at the meeting if you were a shareholder of record at the close of business on February 23, 2021.
Voting by proxy:
It is important that your shares be represented and voted at the meeting. You may vote your shares by Internet or telephone by no later than 11:59 p.m., Eastern time, on April 19, 2021 (or April 15, 2021, for shares held in the U.S. Bank 401(k) Savings Plan), as directed in the proxy materials. If you received a printed copy of the proxy materials, you may also complete, sign and return the enclosed proxy card or voting instruction form by mail. Voting in any of these ways will not prevent you from virtually attending or voting your shares at the meeting. We encourage you to vote by Internet or telephone to reduce mailing and handling expenses.
Internet availability of proxy materials:	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 20, 2021: Our proxy statement and 2020 Annual Report are available at www.proxyvote.com.
Sign up for electronic delivery:
If you received paper copies of the notice or proxy materials, we encourage you to sign up to receive all of your future proxy materials electronically, as described under "How can I receive my proxy materials by e-mail in the future?" on page 74. To express our appreciation, we will plant a tree in partnership with the Arbor Day Foundation on behalf of every retail shareholder account that registers for electronic delivery of our proxy materials.

By order of the Board of Directors

Laura F. Bednarski
 Corporate Secretary

March 9, 2021

U.S. Bancorp 2021 Proxy Statement

Proxy statement table of contents

U.S. Bancorp 2021 Proxy Statement

Proxy statement highlights

Proxy statement highlights

This highlights section does not contain all the information that you should consider before voting. Please read the entire proxy statement carefully.

Voting matters and Board recommendations

Proposal		Board recommendation	For more information

Proposal 1 –	The election of the 13 director nominees named in the proxy statement	"FOR" all nominees	Page 8

Proposal 2 –	The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2021 fiscal year	"FOR"	Page 66

Proposal 3 –	An advisory vote to approve the compensation of our executives disclosed in the proxy statement	"FOR"	Page 67

Casting your vote

The Board of Directors of U.S. Bancorp is soliciting proxies for use at the annual meeting of shareholders to be held on April 20, 2021, and at any adjournment or postponement of the meeting. The proxy materials were first made available to shareholders on or about March 9, 2021.

Your vote is important! Please cast your vote and play a part in the future of U.S. Bancorp. Even if you plan to attend our annual meeting, please cast your vote as soon as possible by:

Internet www.proxyvote.com	Telephone	Mail

The voting deadline is 11:59 p.m., Eastern time, on April 19, 2021 (or April 15, 2021, for shares held in the U.S. Bank 401(k) Savings Plan).

Attending the annual meeting

You are invited to attend the annual meeting of shareholders, which is being held virtually. You will be able to attend the meeting, as well as vote and submit your questions during the meeting, by visiting www.virtualshareholdermeeting.com/USB2021 and logging in with the 16-digit control number found on your proxy card, voter instruction form, or notice, as applicable. We encourage all shareholders to vote and submit questions in advance of the meeting at www.proxyvote.com.

1	U.S. Bancorp 2021 Proxy Statement

Proxy statement highlights

About U.S. Bancorp

U.S. Bancorp, with nearly 70,000 employees and $554 billion in assets as of December 31, 2020, is the parent company of U.S. Bank National Association, the fifth-largest commercial bank in the United States. The Minneapolis-based bank blends its relationship teams, branches and ATM network with digital tools that allow customers to bank when, where and how they prefer. U.S. Bank is committed to serving its millions of retail, business, wealth management, payment, commercial, corporate, and investment customers across the country and around the world as a trusted and responsible financial partner. This commitment continues to earn a spot on the Ethisphere Institute's World's Most Ethical Companies list and puts U.S. Bank in the top 5% of global companies assessed on the CDP A List for climate change action. Visit usbank.com for more.

1.
Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC; 5-Year average ranges from 2016-2020, 10-Year average ranges from 2011-2020, 15-Year average ranges from 2006-2020

U.S. Bancorp 2021 Proxy Statement	2

Proxy statement highlights

Underpinning our best-in-class financial results:

A differentiated business mix	Through-the-cycle underwriting discipline	A strong and nimble culture

What differentiates U.S. Bank?

Access to our ESG Report and Community Impact Report is provided for informational purposes only and none of the ESG Report, the Community Impact Report, nor any other information included on our website is incorporated by reference or otherwise made a part of this proxy statement.

3	U.S. Bancorp 2021 Proxy Statement

Proxy statement highlights

Director nominees at a glance

Name	Age	Director Since	Primary Occupation	Committee Memberships	Independent
Warner L. Baxter	59	2015	Chairman, President and CEO, Ameren Corporation	A, CHR

Dorothy J. Bridges	65	2018	Former Senior Vice President, Federal Reserve Bank of Minneapolis	PR, RM

Elizabeth L. Buse	60	2018	Former CEO, Monitise plc	A, CP

Andrew Cecere	60	2017	Chairman, President and CEO, U.S. Bancorp	CP, RM, E	CEO

Kimberly N. Ellison-Taylor	50	2021	Executive Director of Finance Thought Leadership, Oracle Corporation	A, PR

Kimberly J. Harris	56	2014	Retired President and CEO, Puget Energy, Inc.	G (Chair), CP, E

Roland A. Hernandez	63	2012	Founding Principal and CEO, Hernandez Media Ventures	CP (Chair), A, E

Olivia F. Kirtley Lead Director	70	2006	Business Consultant	CHR, G, E

Karen S. Lynch	58	2015	President and CEO, CVS Health Corporation	A (Chair), CHR, E

Richard P. McKenney	52	2017	President and CEO, Unum Group	RM (Chair), G, E

Yusuf I. Mehdi	54	2018	Corporate Vice President, Microsoft Corporation	PR, RM

John P. Wiehoff	59	2020	Retired Chairman and CEO, C.H. Robinson Worldwide, Inc.	PR, RM

Scott W. Wine	53	2014	CEO, CNH Industrial N.V.	CHR (Chair), A, E

A	Audit Committee	PR	Public Responsibility Committee
CP	Capital Planning Committee	RM	Risk Management Committee
CHR	Compensation and Human Resources Committee	E	Executive Committee
G	Governance Committee

U.S. Bancorp 2021 Proxy Statement	4

Proxy statement highlights

Board composition

5	U.S. Bancorp 2021 Proxy Statement

Proxy statement highlights

2020 executive compensation program

U.S. Bancorp 2021 Proxy Statement	6

Proxy statement highlights

Governance highlights

Board independence
▶ Strong Lead Director position: Our independent directors elect from among their ranks a Lead Director, who has broad authority and responsibility over Board governance and operation.
▶ Key committees independent: Independent directors comprise 100% of each of the Audit, Compensation and Human Resources, and Governance Committees.
▶ Regular executive sessions: The full Board and its standing committees each meet in executive session on a regular basis without members of management present.

Board accountability
▶ Majority voting: Our directors are elected annually by a majority of votes cast in uncontested elections.
▶ Board not classified: All of our directors are elected annually.

Shareholder rights and engagement

▶

3/3/20/20 proxy access: A shareholder or group of up to 20 shareholders that has held at least 3% of our company's stock for at least three years is able to nominate directors to fill up to 20% of the Board seats (but at least two directors).

▶ Special meeting: Holders of at least 25% of our stock are able to call a special meeting of shareholders.
▶ No poison pill: Our company does not maintain a shareholder rights plan.

▶

Shareholder outreach: Each year we reach out to our top 50 shareholders to invite a conversation about corporate governance, executive compensation, disclosure and any other matter of interest to the shareholder.

Board effectiveness
▶ Board, committee and individual evaluations: The Governance Committee annually conducts rigorous Board assessments, including evaluations of committees and individual directors.

▶

Overboarding restrictions: Unless approved by our Board, a director may not serve on more than three public company boards in addition to ours, and a director who is a CEO of a public company may not serve on more than two other boards.

▶ Retirement policy: Our Board does not have a rigid retirement policy but instead evaluates for appropriateness the re-nomination of an incumbent director after he or she has reached the age of 72.

Director/shareholder alignment
▶ Stock ownership: Each non-employee director is required to hold stock equal in value to five times the annual cash retainer.

▶

No hedging or pledging: Like our executive officers, our directors are prohibited from pledging our company's securities as collateral for a loan and from engaging in any hedging transactions involving the company's securities.

7	U.S. Bancorp 2021 Proxy Statement

Proposal 1 — Election of directors

Proposal 1 — Election of directors

Our Board of Directors currently has 14 members, and directors are elected annually to one-year terms. Thirteen of our current directors have been nominated for election by the Board to hold office until the 2022 annual meeting and the election of their successors. Marc N. Casper is currently serving as a director but will not stand for re-election at the 2021 annual meeting.

All of the nominees currently serve on our Board. Kimberly N. Ellison-Taylor was appointed a director by the Board in January 2021. Each of the other nominees has previously been elected by the shareholders. The Board has determined that, except for Andrew Cecere, our Chairman, President and Chief Executive Officer, each nominee for election as a director at the annual meeting is independent from U.S. Bancorp as discussed later in this proxy statement under "Corporate Governance — Director Independence."

Director selection and nomination considerations

Director nominee selection process

The selection process for first-time director candidates includes the following steps:

  ▶
  identification of candidates by the Governance Committee based upon information provided by a director search firm, suggestions from current directors and executive officers, or recommendations received from shareholders and other sources;

  ▶
  interviews of candidates by the Lead Director and other directors;

  ▶
  reports presented to the Board by the Governance Committee on the candidates and selection process;

  ▶
  recommendations made by the Governance Committee; and

  ▶
  election by the Board or formal nomination by the Board for inclusion in the slate of directors at the annual meeting.

Director candidates recommended by shareholders are given the same consideration as candidates suggested by a search firm, directors or executive officers. A shareholder seeking to recommend a prospective candidate for the Governance Committee's consideration should submit the candidate's name and sufficient written information about the candidate to permit a determination by the Governance Committee of whether the candidate meets the director selection criteria set forth in our Corporate Governance Guidelines. Recommendations should be sent to the Chair of the Governance Committee in care of the Corporate Secretary of U.S. Bancorp at the address listed on page 75 of this proxy statement.

Commitment to Board diversity

Our company is committed to diversity, equity and inclusion. Our Board is focused on diversity within its membership in order to benefit from a variety of perspectives, experiences and skill sets in exercising its oversight role. The Board's commitment to diversity is reflected in our Corporate Governance Guidelines, which require that any director search firm used to identify external candidates for a Board vacancy will be requested to present a diverse slate of candidates.

Director nomination considerations

Our Governance Committee continuously assesses the evolving opportunities and challenges facing our company in order to align the Board's composition with our company's leadership needs and strategic direction. When nominating new and incumbent directors, our Governance Committee considers the following factors:

  ▶
  Personal qualities:  The Governance Committee will only consider individuals as candidates for director who possess the highest personal and professional ethics and integrity, and who are committed to representing the long-term interests of all our shareholders. Directors must be able to work in a collegial manner with persons of different education, business and cultural backgrounds.

  ▶
  Professional skills and qualifications:  When considering the skills and backgrounds desirable in future Board members, the Governance Committee identifies the professional experience and skill sets represented on the Board and compares them to the set of skills that the Committee believes is important to have represented among the directors at any given time in light of the company's current strategy, risks and opportunities. Any gaps become focus areas for director search efforts.

U.S. Bancorp 2021 Proxy Statement	8

Proposal 1 — Election of directors

The Governance Committee applies certain criteria to identify the skills, experiences and professional qualifications that are likely to be strong indicators of an individual's unique contribution to the Board's collective oversight work. These criteria, along with the number of our nominees who possess each skill or qualification and the ways these experiences contribute to the Board's collective oversight of the development and execution of the company's strategy, are as follows:

Skill or qualification	#	Criteria	Link to strategy

Financial reporting and accounting	8	Have specialized financial reporting qualifications, such as experience as a CPA or as the CFO of a large corporation	Are particularly well suited to overseeing the quality and integrity of our company's financial statements

Chief executive experience	7	Are current or former CEOs of publicly held or large private corporations	Have experience overseeing senior leadership, finance, marketing and execution of corporate strategy from both a management and a board perspective

Financial services industry expertise	5	Have executive-level experience in the financial services industry	Possess deep knowledge of the business challenges and opportunities facing our company

Risk management	5	Have specific risk-management expertise, gained through leadership at either a critical infrastructure company or a financial services institution	Are particularly adept at identifying and assessing the varied risks facing our company as a large financial institution

Corporate governance	5	Have significant experience serving on and leading the boards of other large corporations and/or professional experience in the corporate governance field	Help our Board fulfill its oversight function effectively

Technological transformation	3	Have executive-level experience in an industry driving technological change	Contribute expertise regarding product innovation and evolving customer expectations

Customer experience	3	Have executive-level experience in a consumer-focused industry other than financial services	Provide insight into how our company interacts with retail customers

Other regulated industry expertise	2	Have executive-level experience in a regulated industry other than financial services	Provide a valuable perspective on how an extensive regulatory framework intersects with strategic and operational planning

Community leadership	1	Has significant professional leadership experience in community service organizations and/or in public policy roles	Provides perspective on our company's connections to the communities it serves and responsible business practices

9	U.S. Bancorp 2021 Proxy Statement

Proposal 1 — Election of directors
  ▶
  Diversity:  Our Governance Committee regularly reviews the composition of the Board in light of the backgrounds, industries, skills, professional experience, geographic communities, gender, race, ethnicity and other personal qualities and attributes represented by our current members. The Governance Committee incorporates this broad view of diversity into its director nomination process and is committed to ensuring that the Board's composition as a whole appropriately reflects the current and anticipated needs of the Board and our company. The Governance Committee actively seeks women and people of color as candidates in every search effort.

  ▶
  Capacity:  Serving on the board of a large financial institution requires a significant commitment of time and energy, and directors must be willing and able to devote sufficient attention to carrying out their duties and responsibilities effectively. The Governance Committee will consider the professional and other demands placed on candidates, including service on the boards of public companies or other large, complex organizations. Unless the Board determines that a director's service to our company would not be impaired, a director may not serve on more than three other boards of public companies in addition to our Board, and a director who serves as the CEO of a public company may not serve on more than two other boards of public companies in addition to our Board.

  ▶
  Tenure and refreshment:  Our Governance Committee believes that it is important to maintain a balance of tenure on the Board to benefit from the business, industry and governance experience of longer-serving directors and the fresh perspectives contributed by new directors, while recognizing the value of continuity as Board composition changes. Our Governance Committee aims to have a measured rate of Board refreshment.

  The Governance Committee's decision to renominate an incumbent director is informed by the director's past attendance, participation in the work of the Board and overall contribution to the Board, as assessed in the annual Board evaluation process. The Board's commitment to refreshment can require candid conversations with individual directors when the Governance Committee has determined that a different board composition would increase the Board's effectiveness. As a result of the Board evaluation and skills-to-strategy alignment processes, directors may decide or be asked not to stand for re-election at the next annual meeting.

  ▶
  Retirement and other considerations for incumbent directors:  In addition to the factors stated above, the Governance Committee will evaluate any director's continued service on the Board for appropriateness in each of the following circumstances: the director has a change in employment or other major responsibilities, an employee director ceases to be a company employee, and the director has reached the age of 72 since the last meeting of shareholders at which the director was elected.

2021 nominees for director

Each of the director nominees named below has agreed to serve as a director if elected. Proxies may not be voted for more than 13 nominees. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors may choose to reduce the number of directors that are nominated for election. In addition, as described below under "Corporate Governance — Majority Vote Standard for Election of Directors," each of the nominees has tendered his or her contingent resignation as a director in accordance with our Corporate Governance Guidelines, to be effective if he or she fails to receive a majority of the votes cast in an uncontested election and the Board accepts the tendered resignation.

U.S. Bancorp 2021 Proxy Statement	10

Proposal 1 — Election of directors

Included below is certain information that the director nominees have provided about themselves, as well as additional information that the Board considered in nominating them.

Warner L. Baxter Director since 2015 Committees ▶ Audit ▶ Compensation and Human Resources	Business experience: Mr. Baxter, 59, is the Chairman, President and Chief Executive Officer of Ameren Corporation, a regulated electric and gas utility company serving customers in Missouri and Illinois. He has served in these positions since 2014. Mr. Baxter served as Chairman, President and Chief Executive Officer of Ameren Missouri from 2009 to 2014 and as Executive Vice President and Chief Financial Officer of Ameren Corporation from 2003 to 2009. In addition, he also served as President and Chief Executive Officer of Ameren Services from 2007 to 2009.

Other public company directorships:

▶

Ameren Corporation since 2014 (Chairman)

Skills and qualifications:

▶

Chief executive experience: Mr. Baxter's experience as a current CEO of a Fortune 500 company provides valuable leadership insight to the Board.

▶

Corporate governance: Mr. Baxter has gained significant corporate governance expertise through his service as the Chairman of a large public company.

▶

Financial reporting and accounting: Through his past experience as the CFO and Controller of a large publicly traded company, Mr. Baxter brings extensive financial reporting and accounting expertise to our Board.

▶

Other regulated industry expertise: As the current President and CEO of a company in a highly regulated industry, Mr. Baxter provides valuable perspective on regulatory and business challenges facing our company.

▶

Risk management: As the current President and CEO of a company in a critical infrastructure industry, Mr. Baxter brings valuable risk management expertise to our Board of Directors.

Dorothy J. Bridges Director since 2018 Committees ▶ Public Responsibility ▶ Risk Management	Business experience: Ms. Bridges, 65, is the former Senior Vice President of Public Affairs, Outreach and Community Development of the Federal Reserve Bank of Minneapolis, one of the twelve regional banks in the Federal Reserve System. She served as Senior Vice President from July 2011 until June 2018. Prior to joining the Federal Reserve Bank of Minneapolis, Ms. Bridges served as the President and Chief Executive Officer of City First Bank, a commercial bank providing financial services in low- and moderate-income communities, from 2008 until July 2011, and as President and Chief Executive Officer of Franklin National Bank, a Minneapolis commercial bank, from 1999 to 2008.

Skills and qualifications:

▶

Community leadership: Through her experience as the senior leader in charge of public affairs, outreach and community development, and as the CEO of a commercial bank focusing on low- and moderate-income communities, Ms. Bridges brings to our Board expertise in understanding the financial needs of the individuals living in the communities we serve.

▶

Financial services industry expertise: Ms. Bridges's extensive experience in the banking industry, as a senior leader of a reserve bank and as the CEO of two commercial banks, gives her valuable industry and regulatory oversight expertise.

11	U.S. Bancorp 2021 Proxy Statement

Proposal 1 — Election of directors

Elizabeth L. Buse Director since 2018 Committees ▶ Audit ▶ Capital Planning	Business experience: Ms. Buse, 60, is the former Chief Executive Officer of Monitise plc, a global mobile banking and payments company based in the United Kingdom. She served as Co-Chief Executive Officer and Chief Executive Officer of Monitise during 2014 and 2015, after retiring from Visa, Inc., the world's leading payment network, as Executive Vice President of Global Services, a position she held from 2013 to 2014. Ms. Buse held various senior leadership positions at Visa prior to that time, including Group President for Asia-Pacific, Central Europe, Middle East and Africa from 2010 to 2013.

Other public company directorships:

▶

F5 Networks since 2020

▶

Travelport Worldwide Ltd. from 2014 to 2019

Skills and qualifications:

▶

Financial services industry expertise: As the former CEO of Monitise and as a director for several public and private financial services technology companies, Ms. Buse gained broad financial industry expertise that is particularly relevant to our Board.

Andrew Cecere Director since 2017 Committees ▶ Capital Planning ▶ Risk Management ▶ Executive	Business experience: Mr. Cecere, 60, is the Chairman, President and Chief Executive Officer of U.S. Bancorp. He has served in this position since April 2018. He served as President and Chief Executive Officer from April 2017 to April 2018, as well as President and Chief Operating Officer from January 2016 to April 2017, after having served as Vice Chairman and Chief Operating Officer from January 2015 until January 2016. From February 2007 until January 2015, Mr. Cecere served as U.S. Bancorp's Vice Chairman and Chief Financial Officer, after having served as Vice Chairman, Wealth Management and Investment Services of U.S. Bancorp since the merger of Firstar Corporation and U.S. Bancorp in February 2001. Previously, he had served as an executive officer of U.S. Bancorp before its merger with Firstar, including as Chief Financial Officer from May 2000 through February 2001.

Other public company directorships:

▶

Donaldson Company, Inc. since 2013 (Audit Committee)

Skills and qualifications:

▶

Chief executive experience: As CEO of U.S. Bancorp, Mr. Cecere brings to all Board discussions and deliberations deep knowledge of our company and its business.

▶

Financial reporting and accounting: Through his service on the audit committee of a public company, as well as his past experience as CFO of U.S. Bancorp, Mr. Cecere brings valuable financial reporting and accounting expertise to our Board.

▶

Financial services industry expertise: Mr. Cecere has deep expertise in the financial services industry, gained through a career of more than 35 years at U.S. Bancorp.

▶

Risk management: Mr. Cecere brings to our Board valuable risk management expertise gained through his work as CFO, Chief Operating Officer, and then CEO of U.S. Bancorp during the challenging regulatory and market environment of recent years.

U.S. Bancorp 2021 Proxy Statement	12

Proposal 1 — Election of directors

Kimberly N. Ellison-Taylor Director since 2021 Committees ▶ Audit ▶ Public Responsibility	Business experience: Ms. Ellison-Taylor, 50, is the Executive Director of Finance Thought Leadership of Oracle Corporation, a Fortune 100 company that provides products and services for enterprise information technology environments. She has served in this position since April 2019. Ms. Ellison-Taylor served as the Global Strategy Leader in the Cloud Business Group of Oracle from September 2018 to March 2019 and as the Global Strategy Director in the Financial Services Industry Group of Oracle from July 2015 until September 2018. From 2016 to 2018, she also served as the chairman of the American Institute of CPAs, the world's largest member association representing the accounting profession. From 2004 to July 2015, she served as the Executive Director and Global Leader for Health, Human and Workforce Industry solutions at Oracle. Prior to joining Oracle in 2004, she held roles at KPMG and served as the Chief Information Technology Officer for Prince George's County Government in Maryland.

Skills and qualifications:

▶

Financial reporting and accounting: Ms. Ellison-Taylor's experience as a CPA and former chairman of the American Institute of CPAs provides valuable financial reporting and accounting expertise to our Board.

▶

Technological transformation: Through her current experience at a company providing innovative technology products and services, her past experience as a Chief Information Technology Officer and her current role teaching Emerging Technologies and Innovation at Carnegie Mellon University, Ms. Ellison-Taylor brings to our Board vast expertise of innovative technology that is particularly relevant to our company.

Kimberly J. Harris Director since 2014 Committees ▶ Chair, Governance ▶ Capital Planning ▶ Executive	Business experience: Ms. Harris, 56, is the retired President and Chief Executive Officer of Puget Energy, Inc., an energy services holding company, and its subsidiary Puget Sound Energy, Inc., a utility company providing electric and natural gas service in the northwest United States. She served in these positions from March 2011 until her retirement in January 2020. Ms. Harris served as President of Puget Energy and Puget Sound Energy from July 2010 through February 2011 and as Executive Vice President and Chief Resource Officer from May 2007 until July 2010.

Other public company directorships:

▶

American Water Works Company, Inc. since 2019 (Executive Development and Compensation, and Safety, Environmental, Technology and Operations Committees)

▶

Puget Energy, Inc. and Puget Sound Energy, Inc. from 2011 to 2020

Skills and qualifications:

▶

Chief executive experience: Ms. Harris's experience as a CEO provides valuable leadership perspective to our Board gained by leading a large company through the recent economic and regulatory environment.

▶

Other regulated industry expertise: Ms. Harris's experience as the leader of a company in a heavily regulated industry gives her valuable expertise in managing a complex business in the context of an extensive regulatory regime.

▶

Risk management: As the recently retired President and CEO of a company in a critical infrastructure industry, Ms. Harris brings valuable risk management experience to our Board.

13	U.S. Bancorp 2021 Proxy Statement

Proposal 1 — Election of directors

Roland A. Hernandez Director since 2012 Committees ▶ Chair, Capital Planning ▶ Audit ▶ Executive	Business experience: Mr. Hernandez, 63, is the Founding Principal and Chief Executive Officer of Hernandez Media Ventures, a privately held company engaged in the acquisition and management of media assets. He has served in this capacity since January 2001. Mr. Hernandez served as Chairman of Telemundo Group, Inc., a Spanish-language television and entertainment company, from 1998 to 2000 and as President and Chief Executive Officer from 1995 to 2000.

Other public company directorships:

▶

MGM Resorts International since 2002 (Compensation Committee Chair; Audit and Corporate Social Responsibility Committees)

▶

Fox Corporation since 2019 (Audit Committee Chair; Nominating and Corporate Governance Committee)

▶

Take-Two Interactive Software, Inc. since 2019 (Compensation Committee)

▶

Belmond Ltd. (formerly Orient Express Hotels Ltd.) from 2013 to 2019

▶

Vail Resorts, Inc. from 2002 to 2019

Skills and qualifications:

▶

Corporate governance: Through his past experience as the Chairman or Lead Director of several public companies, Mr. Hernandez brings to our Board significant expertise in corporate governance issues and practices.

▶

Financial reporting and accounting: With his extensive past and current experience on the audit committees of the boards of public companies, Mr. Hernandez brings broad financial reporting and accounting expertise to our Board.

▶

Customer experience: Mr. Hernandez brings deep expertise of customer expectations to our Board, gained through his prior experience as the leader of a consumer-focused company.

Olivia F. Kirtley Director since 2006 Lead Director Committees ▶ Compensation and Human Resources ▶ Governance ▶ Executive	Business experience: Ms. Kirtley, 70, a Certified Public Accountant and Chartered Global Management Accountant, has served as a business consultant on strategic, risk and corporate governance issues since 2000. She also served as the President of the International Federation of Accountants ("IFAC"), the global organization for the accountancy profession, which facilitates the establishment of international auditing, ethics and education standards, from 2014 to 2016, and as Deputy President of IFAC from 2012 to 2014. Prior to 2000, she served as a senior manager at a predecessor to accounting firm Ernst & Young LLP, and as Treasurer, Vice President and Chief Financial Officer at Vermont American Corporation.

Other public company directorships:

▶

Papa John's International, Inc. since 2003 (Audit Committee)

▶

Randgold Resources Ltd. from 2017 to 2019

Skills and qualifications:

▶

Corporate governance: Ms. Kirtley brings to our Board a deep understanding of a wide range of current governance issues gained by her work as a corporate governance consultant and a faculty member of The Conference Board Directors' Institute.

▶

Financial reporting and accounting: Ms. Kirtley gained extensive audit, financial reporting, and risk management experience as the CFO of an international company, as a CPA at a large international accounting firm and through her service as President of IFAC.

U.S. Bancorp 2021 Proxy Statement	14

Proposal 1 — Election of directors

Karen S. Lynch Director since 2015 Committees ▶ Chair, Audit ▶ Compensation and Human Resources ▶ Executive	Business experience: Ms. Lynch, 58, is the President and Chief Executive Officer of CVS Health Corporation, a diversified health services and health care company. She has served in this position since February 2021. Ms. Lynch served as Executive Vice President of CVS Health Corporation, and President of its Aetna Business Unit, from November 2018 to February 2021. She served as President of Aetna, Inc., a diversified health care benefits company, from 2014 until CVS Health's acquisition of Aetna in November 2018. Ms. Lynch served as Executive Vice President of Aetna's Local and Regional business from 2013 to 2014 and Executive Vice President of Aetna's Specialty Products business from 2012 to 2013. She served as President of Magellan Health Services Inc., a health care management company, from 2009 to 2012. Ms. Lynch began her career as a Certified Public Accountant at auditing firm Ernst & Young LLP.

Other public company directorships:

▶

CVS Health Corporation since 2021

Skills and qualifications:

▶

Chief executive experience: Ms. Lynch brings valuable leadership expertise as a current CEO of a Fortune 10 company in the health care field during the current pandemic and economic environment.

▶

Financial reporting and accounting: Ms. Lynch's past experience as a CPA and public company auditor provides valuable financial reporting and accounting expertise to our Board.

▶

Financial services industry expertise: Ms. Lynch's extensive insurance industry experience provides her with valuable financial services industry expertise.

▶

Risk management: Ms. Lynch contributes valuable risk management expertise in the financial services industry through her experience leading a large health care benefits company.

Richard P. McKenney Director since 2017 Committees ▶ Chair, Risk Management ▶ Governance ▶ Executive	Business experience: Mr. McKenney, 52, is the President and Chief Executive Officer of Unum Group, a workplace financial protection benefits company. He has served as President since April 2015 and as Chief Executive Officer since May 2015. Mr. McKenney served as Executive Vice President and Chief Financial Officer of Unum from 2009 to 2015. Prior to joining Unum in 2009, he served as Executive Vice President and Chief Financial Officer at Sun Life Financial, Inc., an international financial services company, from 2006 to 2009.

Other public company directorships:

▶

Unum Group since 2015

Skills and qualifications:

▶

Chief executive experience: Mr. McKenney's experience as a current CEO provides valuable expertise to our Board gained by leading a large company through the current economic and regulatory environment.

▶

Financial reporting and accounting: Through his past experience as CFO of several companies, Mr. McKenney brings extensive financial reporting and accounting expertise to our Board.

▶

Financial services industry expertise: As the current President and CEO of a financial services company, Mr. McKenney brings to our Board discussions expertise in managing the business environment facing financial services companies.

▶

Risk management: Through his experience as the leader of a financial services company, Mr. McKenney brings experience identifying, assessing and managing risk exposures of large, complex financial firms.

15	U.S. Bancorp 2021 Proxy Statement

Proposal 1 — Election of directors

Yusuf I. Mehdi Director since 2018 Committees ▶ Public Responsibility ▶ Risk Management	Business experience: Mr. Mehdi, 54, is the Corporate Vice President of the Modern Life and Devices Group of Microsoft Corporation, a multinational technology company. The Modern Life and Devices Group operates the Windows, Surface, Office, and Bing businesses of Microsoft. He has served in this position since June 2018. From 2015 to June 2018, he served as Corporate Vice President of the Windows and Devices Group and from 2011 to 2015 as the Corporate Vice President and Chief Marketing and Strategy Officer of the Interactive Entertainment Division, which operated Microsoft's Xbox business. Mr. Mehdi joined Microsoft in 1992 and held various leadership positions within the company prior to being named Senior Vice President of Microsoft's Online Services Division in 2001.

Skills and qualifications:

▶

Customer experience: Mr. Mehdi's role driving customer experience at a large multinational company brings valuable retail and online business expertise to our Board.

▶

Technological transformation: Mr. Mehdi's significant experience in an industry that must adapt in real time to rapid changes in technology and customer expectations is a valuable resource in executing U.S. Bancorp's corporate strategy.

John P. Wiehoff Director since 2020 Committees ▶ Public Responsibility ▶ Risk Management	Business Experience: Mr. Wiehoff, 59, is the retired Chairman and Chief Executive Officer of C.H. Robinson Worldwide, Inc., a multimodal transportation services and third-party logistics company. He served as Chairman from 2006 to 2020. He also served as President from 1999 to 2019 and as Chief Executive Officer from 2002 to 2019. Prior to 1999, Mr. Wiehoff served in various senior leadership roles at C.H. Robinson starting in 1992 and began his career at Andersen Worldwide LLP with several different positions, including audit manager.

Other public company directorships:

▶

Donaldson Company, Inc. since 2003 (Audit Committee Chair)

▶

Polaris Industries, Inc. since 2007 (Chairman; Corporate Governance and Nominating Committee Chair; Compensation Committee)

▶

C.H. Robinson Worldwide, Inc. from 2002 to 2020

Skills and qualifications:

▶

Chief executive experience: Mr. Wiehoff's experience as the CEO of a Fortune 500 company gives him valuable leadership and business expertise.

▶

Corporate governance: Mr. Wiehoff's experience as the Chairman of a public company and on the governance committee of a different public company provides valuable corporate governance expertise to our Board.

▶

Financial reporting and accounting: Mr. Wiehoff gained broad financial reporting and accounting expertise through his experience as an audit manager for a large accounting firm.

▶

Technological transformation: Through his experience as the leader at a logistics company, Mr. Wiehoff provides extensive expertise to our Board in executing strategy around technological transformation.

U.S. Bancorp 2021 Proxy Statement	16

Proposal 1 — Election of directors

Scott W. Wine Director since 2014 Committees ▶ Chair, Compensation and Human Resources ▶ Audit ▶ Executive	Business experience: Mr. Wine, 53, is the Chief Executive Officer of CNH Industrial N.V., a global leader in capital goods including agricultural and construction equipment, trucks, and commercial vehicles. He has served in this position since January 2021. Prior to joining CNH Industrial, he served as the Chairman and Chief Executive Officer of Polaris Industries Inc., a worldwide manufacturer and marketer of innovative high-performance motorized products. He served as Chairman from 2013 to 2021, and Chief Executive Officer from 2008 to 2021.

Other public company directorships:

▶

CNH Industrial N.V. since 2021

▶

Polaris Industries Inc. from 2008 to 2020

▶

Terex Corporation from 2011 to 2020

Skills and qualifications:

▶

Chief executive experience: Mr. Wine's experience as the CEO of a large international manufacturing company gives him broad and valuable experience in a business focused on growing operations within domestic and overseas markets.

▶

Corporate governance: Through his prior experience as the Chairman of a public company, Mr. Wine provides corporate governance expertise to our Board.

▶

Customer experience: Mr. Wine contributes to our Board a current perspective on retail business gained from his leadership of a consumer-focused company.

FOR

  The Board of Directors recommends a vote "FOR" election of the 13 director nominees to serve until the next annual meeting and the election of their successors.

17	U.S. Bancorp 2021 Proxy Statement

Corporate governance

Corporate governance

Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our shareholders. The Board reviews and updates these guidelines and the charters of the Board committees at least annually in response to evolving best practices and the results of annual Board and committee evaluations. Our Corporate Governance Guidelines can be found at www.usbank.com by clicking on "About us", "Investor relations", "Corporate Governance" and then "Governance documents."

Director independence

Our Board of Directors has determined that each of the following directors, comprising all of our current non-employee directors, has no material relationship with U.S. Bancorp and is independent: Warner L. Baxter, Dorothy J. Bridges, Elizabeth L. Buse, Marc N. Casper, Kimberly N. Ellison-Taylor, Kimberly J. Harris, Roland A. Hernandez, Olivia F. Kirtley, Karen S. Lynch, Richard P. McKenney, Yusuf I. Mehdi, John P. Wiehoff and Scott W. Wine. Andrew Cecere is not independent because he is an executive officer of U.S. Bancorp. The Board had determined that each of Arthur D. Collins, Jr., Doreen Woo Ho, David B. O'Maley, O'dell M. Owens, M.D., M.P.H and Craig D. Schnuck was an independent director prior to their retirement from the Board in April 2020.

Our Board has adopted a set of standards in our Corporate Governance Guidelines to assist it in assessing the independence of each of our non-employee directors. A director of U.S. Bancorp who meets the independence qualifications of the New York Stock Exchange (the "NYSE") listing standards may be deemed "independent" by the Board of Directors after consideration of the relationships between U.S. Bancorp or any of its affiliates and the director or any of his or her immediate family members or other related parties. Our Board deems the following relationships to be categorically immaterial such that they will not, by themselves, affect an independence determination:

  ▶
  a relationship between our company and an organization of which the director or a member of his or her immediate family is an executive officer if that role does not constitute that person's principal occupation;

  ▶
  an ordinary banking relationship for services readily available from other large financial institutions;

  ▶
  employment by our company of a member of the director's immediate family if that person's annual compensation does not exceed $120,000; and

  ▶
  a relationship between our company and an organization with which the director or a member of his or her immediate family is affiliated if (a) the relationship arises in the ordinary course of both parties' operations and (b) the aggregate annual amount involved does not exceed $120,000.

The only relationships between U.S. Bancorp and our directors or the directors' related interests that were considered by the Board when assessing the independence of our non-employee directors are the relationships between U.S. Bancorp and each of Microsoft Corporation, a corporation with which our director Yusuf I. Mehdi is affiliated, Oracle Corporation, a corporation with which our director Kimberly N. Ellison-Taylor is affiliated, and Schnuck Markets, Inc., a corporation with which Craig D. Schnuck, a former director who retired in April 2020, is affiliated.

The Board determined that these relationships, which are described later in this proxy statement under the heading "Certain Relationships and Related Transactions — Related Person Transactions," do not or did not impair Mr. Mehdi's, Ms. Ellison-Taylor's or Mr. Schnuck's independence. This determination was based on the Board's conclusion that the amounts involved in transactions between U.S. Bancorp and Microsoft, Oracle or Schnuck Markets, as the case may be, are immaterial to Microsoft's, Oracle's and Schnuck Markets' gross revenues, respectively, and that the relationships had no unique characteristics that could influence Mr. Mehdi's, Ms. Ellison-Taylor's or Mr. Schnuck's impartial judgment as a director of U.S. Bancorp.

U.S. Bancorp 2021 Proxy Statement	18

Corporate governance

Board meetings and committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Capital Planning, Compensation and Human Resources, Governance, Public Responsibility, Risk Management, and Executive. The standing committees report on their deliberations and actions at each full Board meeting. Each of the standing committees has the authority to engage outside experts, advisers and counsel to the extent it considers appropriate to assist the committee in its work. Each of the standing committees has adopted and operates under a written charter.

The independent directors meet in executive session (without the CEO or any other member of management present) at the end of each regularly scheduled Board meeting and may also meet in executive session at any other time. The Lead Director presides over these executive sessions. See "Board Leadership Structure." During each committee meeting, the committees have the opportunity to hold executive sessions without members of management present.

The Board of Directors held eleven meetings during 2020. Each director attended at least 75% of the total meetings of the Board and Board committees on which he or she served during the year. The average attendance rate of all directors at Board and Board committee meetings in 2020 was 99%.

Directors are expected to attend all meetings of shareholders. All directors serving at the time attended the 2020 annual meeting.

19	U.S. Bancorp 2021 Proxy Statement

Corporate governance

Board performance evaluations

Our Governance Committee conducts an annual assessment of the Board's performance to determine whether the Board, its committees and its members are functioning effectively and to identify areas for growth and improvement. The annual process is as follows:

Based on director feedback received over the last several years through this annual evaluation process and through less formal channels, including feedback provided by directors at meetings, management has adjusted the content and style of its written materials and oral presentations for committee meetings. In addition, the Governance Committee has received information about the skills and qualifications that directors would like future Board or committee members to have. Director feedback has also led to discussion of how to appropriately balance oversight responsibility for critical matters affecting our company among the Board and its committees, and how committee action is most effectively communicated to the full Board.

U.S. Bancorp 2021 Proxy Statement	20

Corporate governance

Director education

It is important for our directors to continually receive additional information and training that will help them to effectively oversee the management of our company. We have implemented a robust director education program that begins with in-depth training covering our industry and each of our lines of business, and that continues with special education sessions throughout the year that highlight current business, industry, regulatory and governance topics presented by internal and external experts. Directors are encouraged to attend continuing training sessions offered by outside providers on topics related to general corporate governance as well as specialized areas in risk management, audit, compensation and other matters, at the company's expense.

Shareholder engagement

We value the views of our investors and welcome feedback from them. Our standard engagement practice is to initiate conversations with our largest investors each fall. In the fall of 2020, we reached out to our top 50 shareholders and invited them to talk to us about corporate governance, our COVD-19 response, executive compensation and disclosure matters, and any other topics they wish to discuss. We also consider requests for engagement from shareholders outside of the fall outreach effort.

Management shares the feedback received from shareholders with the Governance Committee, and feedback that relates to matters that are specifically overseen by a different Board committee are also provided to those committees. The committees take the views expressed by our shareholders into consideration when making decisions. Management also considers shareholder feedback about disclosure practices when preparing our company's public filings.

Conduct

We are deeply committed to maintaining the highest standards of ethical conduct that reflect our purpose and core values. In recognition of that commitment, we were named one of the World's Most Ethical Companies® in 2021 by the Ethisphere Institute.

Our Code of Ethics and Business Conduct, which is available on our website at usbank.com by clicking on "About us", "Investor relations", "Corporate Governance" and then "Governance documents", outlines the responsibilities of every employee and director to our customers, our shareholders, our community and each other.

Committee member qualifications

All of the Audit Committee members meet the independence and experience requirements of the NYSE and the Securities and Exchange Commission (the "SEC"). As part of those requirements, our Board of Directors has determined that each member of the Audit Committee is financially literate. All of the Governance Committee members and Compensation and Human Resources Committee members also meet the independence requirements of the NYSE, including, with respect to the Compensation and Human Resources Committee members, the NYSE's independence requirements specific to members of compensation committees.

The Audit Committee charter generally prohibits Audit Committee members from serving on more than two other public company audit committees. Currently, no Audit Committee member exceeds this limitation. At all times, one or more members of our Audit Committee possess the education or experience required to qualify as an "audit committee financial expert" as defined by the SEC, and one or more members of our Risk Management Committee have experience identifying, assessing and managing the risk exposures of large, complex financial firms, in accordance with rules promulgated by the Federal Reserve Board.

21	U.S. Bancorp 2021 Proxy Statement

Corporate governance

Committee responsibilities

The charter of each of our standing committees fully describes that committee's responsibilities. These charters can be found on our website at www.usbank.com by clicking on "About us", "Investor relations", "Corporate Governance" and then "Board committees." The following summary highlights the committees' key areas of oversight.

Committee	Primary responsibilities and membership

Audit Held 13 meetings during 2020

▶

Assisting the Board of Directors in overseeing the quality and integrity of our financial statements and the adequacy and reliability of disclosures to shareholders and bank regulatory agencies, including matters related to accounting, financial reporting and internal controls; our compliance with legal and regulatory requirements; and the qualifications, performance and independence of our independent external auditor;

▶

appointing, compensating, retaining and overseeing the work of the independent auditor;

▶

reviewing the effectiveness of systems that implement our company's ethics guidelines; and

▶

overseeing the internal audit function and approving the appointment, evaluation and compensation of the Chief Audit Executive.

Current members: Karen S. Lynch (Chair), Warner L. Baxter, Elizabeth L. Buse, Kimberly N. Ellison-Taylor, Roland A. Hernandez and Scott W. Wine
Audit committee financial experts: Karen S. Lynch, Warner L. Baxter, Kimberly N. Ellison-Taylor, Roland A. Hernandez and Scott W. Wine

Capital Planning Held 6 meetings during 2020

▶

Overseeing the capital planning and capital management processes and actions, including stress testing processes, scenarios and results;

▶

reviewing the Comprehensive Capital Analysis and Review and recommending approval to the Board of Directors;

▶

monitoring our company's capital adequacy;

▶

overseeing, approving and, if triggered, directing the execution of our company's resolution and recovery plans and recommending approval of the plans to the Board of Directors; and

▶

reviewing and approving the issuance or repurchase of equity or debt securities and other significant financial transactions related to our company's capital management strategy.

Current members: Roland A. Hernandez (Chair), Elizabeth L. Buse, Andrew Cecere and Kimberly J. Harris

Compensation and Human Resources Held 6 meetings during 2020

▶

Discharging the Board's responsibilities relating to our compensation programs and employee benefit plans, including reviewing and approving our executive officers' compensation;

▶

overseeing our human capital strategy and talent management program, including recruitment, evaluations and development activities;

▶

overseeing and reviewing the results of our employee diversity, equity and inclusion initiatives;

▶

recommending to the Board for approval all equity-based incentive plans;

▶

recommending to the independent directors for approval the compensation program for our non-employee directors;

▶

evaluating and discussing with the appropriate officers of our company the incentives for risk taking contained in our incentive compensation plans and programs and satisfying itself that they are consistent with the safety and soundness of our company and with applicable law, regulation and guidance; and

▶

evaluating the CEO's performance in light of approved goals and objectives and overseeing succession planning for executive officers other than our CEO.

Current members: Scott W. Wine (Chair), Warner L. Baxter, Olivia F. Kirtley and Karen S. Lynch

U.S. Bancorp 2021 Proxy Statement	22

Corporate governance

Committee	Primary responsibilities and membership

Governance Held 5 meetings during 2020

▶

Discharging the Board's responsibilities relating to corporate governance matters, including developing and recommending to the Board a set of corporate governance guidelines;

▶

evaluating and making recommendations to the Board with respect to the size, composition and leadership of the Board and its committees, including identifying and recommending to the Board individuals qualified to become directors;

▶

overseeing succession planning for our CEO;

▶

evaluating related person transactions;

▶

conducting an annual performance evaluation of the Board, its committees and its members;

▶

overseeing our engagement with and disclosure to shareholders and other interested parties concerning corporate governance, environmental and social matters; and

▶

making recommendations to the Board regarding any shareholder proposals.

Current members: Kimberly J. Harris (Chair), Marc N. Casper, Olivia F. Kirtley, Richard P. McKenney

Public Responsibility Held 3 meetings during 2020

▶

Overseeing our management of reputation risk and reviewing our company's reputation, culture and brand management activities;

▶

reviewing and considering our position and practices on matters of public interest and public responsibility and similar social issues involving our relationship with the community at large;

▶

reviewing our community reinvestment and fair and responsible banking activities and performance;

▶

reviewing public policy matters that impact our company's business activity, financial performance or reputation;

▶

reviewing policies and procedures for corporate political contributions;

▶

overseeing our policies and programs related to other corporate responsibility matters, including environmental sustainability; and

▶

reviewing our diversity, equity and inclusion strategy and progress against goals.

Current members: Marc N. Casper (Chair), Dorothy J. Bridges, Kimberly N. Ellison-Taylor, Yusuf I. Mehdi and John P. Wiehoff

Risk Management Held 7 meetings during 2020

▶

Overseeing our overall risk management function, which governs the management of credit, interest rate, liquidity, market, operational, compliance (including BSA/AML), strategic and reputation risk, as well as other risks faced by our company, including cybersecurity;

▶

reviewing and approving our company's Risk Management Framework and Risk Appetite Statement;

▶

monitoring our company's risk profile relative to its risk appetite and compliance with risk limits; and

▶

reviewing and evaluating significant capital expenditures and potential mergers and acquisitions.

Current members Richard P. McKenney (Chair), Dorothy J. Bridges, Andrew Cecere, Yusuf I. Mehdi and John P. Wiehoff

Executive Held 1 meeting during 2020

▶

The Executive Committee has authority to exercise all powers of the Board of Directors, as permitted by law and our bylaws, between regularly scheduled Board meetings.

 Current members: Andrew Cecere (Chair), Marc N. Casper, Kimberly J. Harris, Roland A. Hernandez, Olivia F. Kirtley, Karen S. Lynch, Richard P. McKenney and Scott W. Wine

23	U.S. Bancorp 2021 Proxy Statement

Corporate governance

Risk oversight by the Board of Directors

Board-level oversight of risk management structure

As part of its responsibility to oversee the management, business and strategy of our company, the Board of Directors has approved a Risk Management Framework that establishes governance and risk management requirements for all risk-taking activities. This framework includes company-level and business unit Risk Appetite Statements that set boundaries for the types and amount of risk that may be undertaken in pursuing business objectives and initiatives.

The Board of Directors oversees management's performance relative to the Risk Management Framework, Risk Appetite Statements, and other policy requirements. While management is responsible for defining the various risks facing our company, formulating risk management policies and procedures, and managing risk exposures on a day-to-day basis, the Board's responsibility is to oversee our company's risk management processes by informing itself about our material risks and evaluating whether management has reasonable risk management and control processes in place to address those material risks.

The Board's risk oversight responsibility is primarily carried out through its standing committees, as follows:

The Risk Management, Audit, and Capital Planning Committees meet annually in joint session to give each committee the opportunity to review the risk areas primarily overseen by the other, and all Board members attend this meeting to benefit from the discussion. Finally, at each meeting of the full Board of Directors, each committee gives a detailed report of the matters it discussed and conclusions it reached during its recent meetings.

U.S. Bancorp 2021 Proxy Statement	24

Corporate governance

Focus on cybersecurity risk

The Board is very focused on the risks that cybersecurity threats pose to our company as a major financial services institution. The Board has established a comprehensive oversight framework to address those increasing risks:

▶
a Cybersecurity Oversight Subcommittee of the Risk Management Committee was formed in January 2019 to provide dedicated oversight of the following matters:

–
our program and practices for identifying cybersecurity risks;

–
our controls to prevent, detect and respond to cyber attacks, cyber incidents or information or data breaches;

–
our cyber resiliency, including cybersecurity risk preparedness, incident response plans, and business continuity and disaster recovery capabilities; and

–
our investments in cybersecurity infrastructure;
▶
the Risk Management Committee receives regular reports from management on cybersecurity issues and maintains primary oversight of risks arising from the related areas of data privacy and information security;
▶
the annual joint session of the Risk Management, Audit, and Capital Planning Committees includes a report from our company's Chief Information Security Officer on the cybersecurity threats facing our company and our company's preparedness to meet and respond to those threats; and
▶
the full Board typically holds an annual cybersecurity educational session, which features the perspective of an outside expert on a current cybersecurity topic, complemented by special presentations from our company's information security and risk management functions.

The COVID-19 pandemic

The COVID-19 pandemic is profoundly affecting our customers, our employees and the communities we serve. At the onset of the pandemic we activated our crisis management plans, which are tested annually under the oversight of the Board. The Board was highly engaged in overseeing management's pandemic response, and increased its communications and interactions with management as the crisis developed and as the company adjusted its operations to provide critical financial support, through both private and government programs, to our communities.

As the crisis continues to evolve, our customers rely on us to provide essential financial services and our employees rely on us to provide a safe working environment. The Board has continued to actively monitor management's response to this crisis, which has included:

  ▶
  the creation of a centralized task force to assess, respond, manage and communicate throughout the crisis;

  ▶
  use of our business continuity plans which are engaged fully and have been effective in keeping employees safe while serving the needs of our customers;

  ▶
  reviewing emergency succession plans in place for key leadership roles;

  ▶
  moving non-office critical employees (approximately 75% of our workforce) to work from home or remote locations;

  ▶
  temporarily increasing the hourly wage for front-line employees at the beginning of the pandemic and enhancing employee benefits; and

  ▶
  implementing more rigorous cleaning processes and safety measures in branches and office locations.

Management and the Board of Directors will continue to actively oversee our response and the risks related to the COVID-19 pandemic.

25	U.S. Bancorp 2021 Proxy Statement

Corporate governance

Management-level risk structure underlying Board oversight

Each Board committee carries out its risk management responsibilities using reports from management containing information relevant to the risk areas under that committee's oversight. The committees must therefore be confident that an appropriate risk monitoring structure is in place at the management level in order to be provided accurate and useful informational reports. The management-level risk oversight structure is robust. Our company relies on comprehensive risk management processes to identify, aggregate and measure, manage, and monitor risks. This system enables the Board of Directors to establish a mutual understanding with management of the effectiveness of our company's risk management practices and capabilities, to review our company's risk exposure and to elevate certain key risks for discussion at the Board level. A framework exists to account for the introduction of emerging risks or any increase in risks routinely taken, which would either be largely controlled by the risk limits in place or identified through the frequent risk reporting that occurs throughout our company.

The Executive Risk Committee, which is chaired by our Chief Risk Officer and which includes the CEO and other members of the executive management team, oversees execution against the Risk Management Framework and company-level Risk Appetite Statement. The Executive Risk Committee meets monthly, and more frequently when circumstances merit, to provide executive management oversight of our Risk Management Framework, assess appropriate levels of risk exposure and actions that may be required for identified risks to be adequately mitigated, promote effective management of all risk categories, and foster the establishment and maintenance of an effective risk culture. The Executive Risk Committee members manage large, sophisticated groups within our company that are dedicated to controlling and monitoring risk to the levels deemed appropriate by the Board of Directors and executive management. These individuals, together with our company's Controller, Treasurer and others, also provide the Board's committees with the information the committees need and request in order to carry out their oversight responsibilities.

The Executive Risk Committee focuses on current and emerging risks, including strategic and reputational risks, directing timely and comprehensive actions. The following senior operating committees have also been established to support the work of the Executive Risk Committee, each responsible for overseeing a specified category of risk:

  ▶
  the Asset and Liability Management Committee ensures that the policies, guidelines and practices established to manage our funding and investment activities, interest rate risk, market risk, and liquidity risk are followed;

  ▶
  the Capital Management Operating Committee provides oversight of our programs related to stress testing, capital planning and capital adequacy, and resolution and recovery, as well as oversight of our compliance with capital regulation;

  ▶
  the Compliance Risk Management Committee provides direction regarding the management of compliance risk to our company's business lines and risk management programs and shares institutional knowledge regarding compliance risk management and mitigation across our company;

  ▶
  the Conduct Risk Committee oversees risks resulting from employee behaviors or business practices that conflict with our company's values, cultural standards, policies or procedures, including ethics complaints, employee misconduct, internal fraud, and sales practices conduct;

  ▶
  the Disclosure Committee assists the CEO and the CFO in fulfilling their responsibilities for oversight of the accuracy and timeliness of the disclosures made by our company;

  ▶
  the Enterprise Financial Crimes Compliance Operating Committee is responsible for the management and implementation of our company's enterprise financial crimes program across business lines to ensure a consistent control infrastructure and culture of compliance throughout our company;

  ▶
  the Enterprise IT Governance Committee oversees the distributed enterprise information technology environment and ensures that delivery of the company's information technology services is aligned with our priorities and risk appetite;

  ▶
  the Executive Credit Management Group Committee ensures that products that have credit risk are supported by sound credit practices; reviews asset quality, trends, portfolio performance statistics and loss forecasts; and reviews and adjusts credit policies accordingly;

  ▶
  the Incentive Review Committee reviews and evaluates our company's incentive compensation programs and policies for risk sensitivity and mitigation;

U.S. Bancorp 2021 Proxy Statement	26

Corporate governance
  ▶
  the Mergers and Acquisitions Committee is responsible for the consideration and approval of all mergers, acquisitions and divestitures by our company;

  ▶
  the Operational Risk Committee provides direction and oversight of our company's operational risk management framework and corporate control programs, including cybersecurity and other significant operational risk events, and mitigation strategies;

  ▶
  the Reputation Risk Oversight Committee is dedicated to the oversight of risk associated with activities and issues that may negatively impact the reputation of our company;

  ▶
  the Strategic Investment Committee is responsible for our company's strategic investments, including capital expenditures, corporate real estate commitments and other multi-year contractual commitments, as well as our company's organic growth initiatives; and

  ▶
  the Trust Management Committee provides oversight of the fiduciary activities of several of our subsidiaries.

Our Board and management-level committees are supported by a "three lines of defense" model for establishing effective checks and balances. The first line of defense, primarily the revenue-generating business lines, manages risks in conformity with established limits and policy requirements. In turn, business leaders and their risk officers establish programs to ensure conformity with these limits and policy requirements. The second line of defense, primarily the Chief Risk Officer's organization, but also including the policy and oversight activities of corporate support functions, translates risk appetite and strategy into actionable risk limits and policies. The second line of defense monitors the first line of defense's compliance with limits and policies, and provides reporting and escalation of emerging risks and other concerns to senior management and the Risk Management Committee of the Board of Directors. The third line of defense, internal audit, is responsible for providing the Audit Committee and senior management with independent assessment and assurance regarding the effectiveness of our company's governance, risk management and control processes.

Board leadership structure

Board leadership policies and practices

Our Board believes that a strong, independent Board of Directors is critical to effective oversight of management. The Board regularly and carefully considers the critical issue of the best independent leadership structure for the Board, and maintains a flexible policy regarding the issue of whether the position of Chairman should be held by an independent director. At least annually, the Board reviews the Board's and company's needs and the leadership attributes of its directors and executives to determine whether our company is best served at that particular time by having the CEO or another director hold the position of Chairman.

In order to provide strong independent Board leadership, the independent directors elect a Lead Director with the substantial leadership responsibilities detailed below when the position of Chairman is not held by an independent director. The Lead Director is elected annually upon the recommendation of the Governance Committee, with the expectation that he or she will generally serve three, and may serve up to five, consecutive terms.

In addition to strong independent leadership of the full Board, each of the Audit Committee, Governance Committee, and Compensation and Human Resources Committee is composed solely of independent directors. Independent directors, therefore, oversee critical, risk-sensitive matters such as the quality and integrity of our financial statements; the compensation of our executive officers, including the CEO; the nomination of directors; and the evaluation of the Board, its committees, and its members. Each of the remaining committees, aside from the Executive Committee, is chaired by an independent director. The full Board and each of its committees meet in executive session on a regular basis.

Current leadership structure

Andrew Cecere, our President and Chief Executive Officer, became Chairman of the Board on the date of the 2018 annual meeting. Olivia F. Kirtley has served as the Board's independent Lead Director since our 2020 annual meeting.

27	U.S. Bancorp 2021 Proxy Statement

Corporate governance

Chairman

The independent directors believe that Mr. Cecere is the member of the Board best suited to contribute to long-term shareholder value by serving as Chairman, because he has the knowledge, expertise and experience to understand and clearly articulate to the Board the opportunities and risks facing our company and to lead discussions on important matters affecting our business.

Role of Chairman

When the Chairman is also the CEO, that person's primary responsibilities as Chairman are as follows:

▶
set Board meeting agendas in collaboration with the Lead Director, who has final approval authority over them;
▶
preside at Board meetings, guiding discussion and ensuring that decisions are made;
▶
ensure that the Board is provided with full information on our company and its industry;
▶
set shareholder meeting agendas, subject to approval by the Board, and preside at meetings of the shareholders; and
▶
chair the Board's Executive Committee.

Lead Director

Ms. Kirtley brings a wealth of business and board leadership experience to her role as Lead Director of our Board. As a corporate governance consultant and faculty member of The Conference Board Directors' Institute, she has a particular strength in understanding current corporate governance issues. She has served as Chair of the Audit and Risk Management Committees, and she is currently a member of the Compensation and Human Resources, Governance and Executive Committees.

Role of Lead Director

The independent directors entrust the Lead Director with the following responsibilities and authority:

▶
lead executive sessions of the Board's independent or non-management directors, and preside at any session of the Board where the Chairman is not present;
▶
act as a regular communication channel between the independent directors and the CEO;
▶
approve the Board meeting agendas;
▶
approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;
▶
approve information sent from management to the Board;
▶
as appropriate, be the representative of the independent directors in discussions with our major shareholders regarding their concerns and expectations;
▶
as appropriate, call special Board meetings or special meetings of the independent directors;
▶
approve, on behalf of the Board, the retention of consultants who report directly to the Board;
▶
assist the Board and company officers in assuring compliance with and implementation of our Corporate Governance Guidelines;
▶
advise the independent Board committee chairs in fulfilling their designated roles and responsibilities to the Board;
▶
review shareholder communications addressed to the full Board or to the Lead Director;
▶
interview all Board candidates and make recommendations to the Governance Committee and the Board; and
▶
communicate, as appropriate, with our regulators.

U.S. Bancorp 2021 Proxy Statement	28

Corporate governance

Majority vote standard for election of directors

Our bylaws provide that in uncontested elections, a nominee for director will be elected to the Board if the number of votes cast "FOR" the nominee's election exceeds the number of votes cast "AGAINST" that nominee's election. The voting standard for directors in a contested election is a plurality of the votes cast at the meeting.

Our Corporate Governance Guidelines provide that director nominees must submit a contingent resignation in writing to the Governance Committee, which becomes effective if the director fails to receive a sufficient number of votes for re-election at the annual meeting of shareholders and the Board accepts the resignation. The Board will nominate for election or re-election as director only candidates who have tendered such a contingent resignation.

Our Corporate Governance Guidelines further provide that if an incumbent director fails to receive the required vote for re-election, our Governance Committee will act within 90 days after certification of the shareholder vote to determine whether to accept the director's resignation, and will submit a recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding his or her resignation. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

If each member of the Governance Committee fails to receive the required vote in favor of his or her election in the same election, then those independent directors who did receive the required vote will appoint a committee amongst themselves to consider the resignations and recommend to the Board whether to accept them. However, if the only directors who received the required vote in the same election constitute three or fewer directors, all directors may participate in the decision regarding whether to accept the resignations.

Each director nominee named in this proxy statement has tendered an irrevocable, contingent resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts his or her resignation.

Succession planning and management development

A primary responsibility of the Board is planning for CEO succession, as well as overseeing succession planning for other senior management positions. The Board's process targets the building of enhanced management depth and skills, considers continuity and stability within our company, and responds to our company's evolving needs and changing circumstances. To achieve these goals, the executive talent development and succession planning process is integrated into the Board's annual activities.

The Board works with the Governance Committee to evaluate a number of potential internal and external candidates as successors to the CEO, and considers emergency, temporary scenarios as well as long-term succession. The CEO makes available to the Board his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for those individuals. The Compensation and Human Resources Committee is responsible for reviewing succession planning for executive officer positions other than the CEO.

29	U.S. Bancorp 2021 Proxy Statement

Certain relationships and related transactions

Certain relationships and related transactions

Review of related person transactions

The Board has adopted a written Related Person Transactions Policy for the review, evaluation and approval or ratification of transactions between our company and its related persons. "Related persons" under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. "Immediate family members" include children, stepchildren, parents, stepparents, spouses, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and any person (other than a tenant or employee) sharing the person's household.

Except as described below, the policy requires the Governance Committee of the Board to review and evaluate and either approve or disapprove all transactions or series of transactions in which:

  ▶
  the amount involved will, or may be expected to, exceed $120,000 in any fiscal year;

  ▶
  our company is or will be a participant; and

  ▶
  a related person has a direct or indirect interest.

The Board has determined that the Governance Committee does not need to review or approve certain transactions even if the amount involved will exceed $120,000, including the following transactions:

  ▶
  lending and other financial services transactions or relationships that are in the ordinary course of business and non-preferential, and comply with applicable laws;

  ▶
  transactions in which the related person's interest derives solely from his or her services as a director of, and/or his or her ownership of less than ten percent of the equity interest (other than a general partner interest) in, another corporation or organization that is a party to the transaction;

  ▶
  transactions in which the related person's interest derives solely from his or her ownership of a class of equity securities of our company and all holders of that class of equity securities received the same benefit on a pro rata basis;

  ▶
  transactions where the rates or charges involved are determined by competitive bids, or that involve the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

  ▶
  employment and compensation arrangements for any executive officer and compensation arrangements for any director, provided that such arrangements have been approved by the Compensation and Human Resources Committee.

When considering whether to approve or ratify a transaction, the Governance Committee will consider facts and circumstances that it deems relevant to its determination, including:

  ▶
  the nature and extent of the related person's interest in the transaction;

  ▶
  whether the transaction is on substantially the same terms as those prevailing at the time for comparable transactions with persons not affiliated with our company;

  ▶
  the materiality of the transaction to each party;

  ▶
  whether our company's Code of Ethics and Business Conduct could be implicated, including whether the transaction would create a conflict of interest or appearance of a conflict of interest;

  ▶
  whether the transaction is in the best interest of our company; and

  ▶
  in the case of a non-employee director, whether the transaction would impair his or her independence.

No director is allowed to participate in the deliberations or vote on the approval or ratification of a transaction if that director is a related person with respect to the transaction under review. On an annual basis, the Governance Committee assesses all ongoing relationships with related persons to confirm that the transactions are still appropriate.

U.S. Bancorp 2021 Proxy Statement	30

Certain relationships and related transactions

Related person transactions

Lending transactions

During 2020, U.S. Bancorp and our banking and broker-dealer subsidiaries engaged in transactions in the ordinary course of business with some of our directors, executive officers and the persons that we know beneficially owned more than 5% of our common stock on December 31, 2020, and the entities with which they are associated. All loans and loan commitments and any transactions involving other financial products and services in connection with these transactions were made in the ordinary course of business, on substantially the same terms, including current interest rates and collateral, as those prevailing at the time for comparable transactions with others not related to our banking and broker-dealer subsidiaries and did not involve more than the normal risk of collectability or present other unfavorable features.

Transactions with entities affiliated with directors or executive officers

Our director Yusuf I. Mehdi currently serves as a Corporate Vice President of Microsoft Corporation. During 2020, we paid approximately $30 million to Microsoft for software and services in the ordinary course of business, including desktop software, server and cloud enrollment services, and support and development of products. Microsoft's annual revenue was approximately $143 billion for fiscal year 2020.

Kimberly Ellison-Taylor is the Executive Director of Finance Thought Leadership for Oracle Corporation. During 2020, we paid approximately $21 million to Oracle for software, hardware and professional services, including backend database, middleware and end-user applications. Oracle's annual revenue was approximately $39 billion for fiscal year 2020.

The son of our Vice Chair, Payment Services, Shailesh M. Kotwal, is a non-executive employee in U.S. Bank's corporate and commercial banking business line, who received $137,163 in compensation during 2020. We established the compensation paid to Mr. Kotwal's son in 2020 in accordance with our employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. In addition to this compensation, he also received employee benefits generally available to all of our employees.

During 2020, U.S. Bank operated 32 branches and 70 ATMs in grocery stores owned by Schnuck Markets, Inc., of which Craig D. Schnuck, who retired from our Board in April 2020, beneficially owns approximately 13% of the outstanding capital stock. Mr. Schnuck's sister, Nancy A. Diemer, and his four brothers, Scott C. Schnuck, Todd R. Schnuck, Mark J. Schnuck and Terry E. Schnuck, each beneficially own approximately 13% of the outstanding capital stock of Schnuck Markets as well. In addition, each of Mr. Schnuck's brothers is a director of Schnuck Markets, and three of his brothers hold officer positions: Todd R. Schnuck is the Chairman and Chief Executive Officer; Mark J. Schnuck is the Vice President; and Terry E. Schnuck is the Assistant Secretary. Rent and fee payments by U.S. Bank to Schnuck Markets were approximately $1.3 million in 2020. The consolidated gross revenues of Schnuck Markets in 2020 were approximately $3 billion.

These transactions were conducted at arm's length in the ordinary course of business by each party to the transactions. As discussed above under the heading "Corporate Governance — Director Independence," the Board of Directors has determined that these relationships are immaterial to Mr. Mehdi, Ms. Ellison-Taylor, and Mr. Schnuck, and that Mr. Mehdi, Ms. Ellison-Taylor and Mr. Schnuck were all determined to be independent directors.

31	U.S. Bancorp 2021 Proxy Statement

Compensation discussion and analysis

Compensation discussion and analysis

This section explains how we compensated the individuals who served as our CEO or CFO for 2020 and each of our three other most highly compensated executive officers for 2020 (our named executive officers, or "NEOs").

The NEOs are as follows for 2020:

  ▶
  Andrew Cecere, Chairman, President and Chief Executive Officer;

  ▶
  Terrance R. Dolan, Vice Chair and Chief Financial Officer;

  ▶
  Jeffry H. von Gillern, Vice Chair, Technology and Operations Services;

  ▶
  Timothy A. Welsh, Vice Chair, Consumer and Business Banking; and

  ▶
  Gunjan Kedia, Vice Chair, Wealth Management and Investment Services.

Reference guide

U.S. Bancorp 2021 Proxy Statement	32

Compensation discussion and analysis

Executive compensation overview

Program structure in 2020

Our Compensation and Human Resources Committee (referred to as the "Committee" in this "Compensation Discussion and Analysis" section) considers the views of our shareholders, along with industry trends and the specific strategic needs of our company, when designing the executive compensation program. The Committee considers the high support for our recent Say on Pay votes — 95% in each of the last three years — as a strong endorsement that the program is structured effectively. There were no significant structural changes made to the program in 2020.

2020 performance-based compensation results

Our corporate results were challenged by the economic effects of the COVID-19 pandemic during 2020, but the Committee did not make any pandemic-specific modifications to the structure of the NEOs' performance-based compensation awards. Any adjustments applied to the performance metric calculations were made in accordance with the terms of the awards, which had been established before COVID-19 became a pandemic, and are described in detail in this "Compensation Discussion and Analysis" section.

  ▶
  Payouts for NEOs' 2020 annual cash incentive awards ranged from 61.2% to 87.6% of their respective target amounts, based on earnings per share ("EPS") and business line pretax income results for the year.

  ▶
  The performance-based restricted stock units ("PRSUs") granted in 2018 were earned at 120.5% of the NEOs' respective target amounts, based on absolute and relative return on equity ("ROE") results for 2018-2020.

Corporate financial performance

In 2020 our company once again demonstrated strong performance relative to its financial peer group in the most commonly used performance metrics for the banking industry.

33	U.S. Bancorp 2021 Proxy Statement

Compensation discussion and analysis

Elements of total direct compensation

Sound compensation practices

Our executive compensation program incorporates many strong governance features, including the following:

What we do
Significant majority of each executive officer's compensation is at risk
We may cancel unvested equity awards and reduce cash incentive compensation for executives who demonstrate inadequate sensitivity to risk
We have a clawback policy that allows us to recoup annual cash incentive payouts attributable to incorrectly reported earnings
We have meaningful stock ownership and hold-until-retirement requirements
The Committee retains an independent compensation consultant that provides no other services to our company

What we don't do
Our executive officers do not have employment or change-in-control agreements
We do not allow executive officers to hedge or pledge their company stock
We do not have single-trigger accelerated vesting of equity awards upon a change-in-control of the company
We do not provide tax gross-ups (except in relation to relocation expenses)
We do not pay dividends on any PRSUs that are not earned through satisfaction of the awards' performance metrics; dividends accrued on earned PRSUs are not paid until the awards vest

U.S. Bancorp 2021 Proxy Statement	34

Compensation discussion and analysis

Philosophy and objectives of our executive compensation program

Compensation program objective

The Committee has structured the executive compensation program to create long-term shareholder value by attracting and retaining talented leaders and rewarding them for top performance. The Committee achieves this objective through a compensation program that:

  ▶
  links a significant portion of total compensation to corporate and business line performance metrics, which we believe will create long-term shareholder value;

  ▶
  provides total compensation that is market competitive, permitting us to hire and retain high-caliber individuals;

  ▶
  emphasizes long-term, stock-based compensation, encouraging our executive officers to think and act as long-term shareholders;

  ▶
  subjects equity awards to multi-year performance, vesting and retention requirements that enhance executive ownership and encourage a long-term view of corporate achievement; and

  ▶
  encourages an appropriate sensitivity to risk on the part of senior management, which protects long-term shareholder interests.

Pay for performance

U.S. Bancorp operates in a highly complex business environment, where it competes with many well-established financial institutions and, increasingly, with non-banks offering products and services that traditionally were offered only by banks. Our long-term business objective is to maximize shareholder value by consistently delivering superior returns on common equity that exceed the cost of equity. If we are successful in achieving this objective, the Committee believes the results will benefit our shareholders.

Accordingly, our executive compensation program is designed to reward our executives for achieving annual and long-term financial results that further our long-term business objectives. The annual cash incentive plan rewards performance relative to corporate EPS and business line pretax income targets established at the beginning of the fiscal year, and the PRSUs are earned based on achievement of ROE targets over a three-year period that directly measure the return generated by the company on its shareholders' investment. The ultimate value of both the PRSUs and RSUs is dependent on our long-term financial success as reflected in the price of U.S. Bancorp stock.

At the same time, the Committee carefully weighs the risks inherent in these programs against the goals of the programs and the company's risk appetite. Additional discussion of the risk oversight undertaken by the Committee can be found below under "Decision Making and Policies — Risk Considerations."

Pay levels

When determining executive compensation levels each year, the Committee considers the value of each compensation element as well as the value of the total direct compensation package. Key factors that inform pay levels include the following:

  ▶
  a review of market data and the competitive landscape, which includes the complexity and size of U.S. Bancorp relative to its peer institutions and the comparability of an executive's responsibilities to corresponding roles at peer institutions;

  ▶
  the performance, experience and expertise of the executive, including expanded scope of responsibilities when applicable;

  ▶
  internal pay equity within the executive officer group;

  ▶
  the company's strategy and performance;

  ▶
  compensation actions applicable to the broader employee base; and

  ▶
  key talent succession planning and retention considerations.

35	U.S. Bancorp 2021 Proxy Statement

Compensation discussion and analysis

Compensation elements

Our NEOs' total direct compensation consists of three elements: base salary, annual cash incentive compensation, and long-term incentive compensation (60% of which is delivered in PRSUs and 40% in RSUs). Each of these elements of total direct compensation is described in detail below.

NEOs are also eligible to receive health benefits under the same plans available to our other employees, matching contributions to their U.S. Bank 401(k) Savings Plan accounts on the same basis as our other employees, and retirement benefits that are earned over their career with the company. No NEO has an employment or standalone change-in-control agreement. NEOs do not receive gross-up payments for tax liabilities resulting from perquisites, except in relation to relocation expenses.

Base salary

Base salary is the only component of the NEO's total direct compensation not at risk. The Committee considers the salary of executive officers relative to comparable executives in our compensation peer group and will make market-based adjustments as it deems appropriate. Salaries can also be adjusted to reflect experience and tenure in a position, internal pay equity within the executive officer group, promotions or increased scope of responsibilities, individual performance, and retention considerations.

2020 salary actions: The Committee made no changes to Mr. Cecere's salary for 2020. Each of the other NEOs' salaries were increased by $25,000 — $80,000 to reflect market considerations.

NEO	2019 base salary	2020 base salary
Andrew Cecere	$1,200,000	$1,200,000

Terrance R. Dolan	$700,000	$725,000

Jeffry H. von Gillern	$625,000	$675,000

Timothy A. Welsh	$575,000	$655,000

Gunjan Kedia	$575,000	$655,000

Annual cash incentive awards

How we determine our NEOs' annual cash incentive awards

All executive officers have the opportunity to earn annual cash incentive awards that reflect their responsibility levels and reward achievement of corporate and business line goals. The awards made to our NEOs for 2020 performance were granted under our Annual Executive Incentive Plan (the "AEIP").

The formula for calculating each NEO's Annual Cash Incentive Payout consists of the following elements:

  ▶
  Each NEO's Target Award Amount, which is set by the Committee as a percentage of his or her base salary (Target Award Percentage × Base Salary)

  ▶
  The Bonus Funding Percentage applicable to each NEO, which is calculated based on a combination of corporate EPS and business line pretax income performance

  ▶
  The Committee's assessment of each NEO's Individual Performance and Risk Sensitivity, which can increase or decrease the value of the Bonus Funding Percentage applied to each NEO's Target Award Amount (but in no event may individual payouts exceed 200% of an NEO's Target Award Amount)

U.S. Bancorp 2021 Proxy Statement	36

Compensation discussion and analysis

Setting the Target Award Amounts

The Target Award Amount (% of base salary) for each executive officer is based on the officer's level of responsibility within the organization as well as market-based and internal pay equity considerations. The Target Award Amount is considered by the Committee to be an important component of total compensation that is established to provide an appropriate balance between short-term, cash-based compensation and long-term, equity-based compensation in each NEO's total compensation package.

2020 target award actions: The Committee made adjustments to the Target Award Percentages in 2020 for NEOs other than the CEO to ensure those executives' target compensation levels remain competitive within our compensation peer group.

NEO	Target Award Percentage for 2019	Target Award Percentage for 2020	Target Award Amount for 2020
Andrew Cecere	265%	265%	$3,180,000

Terrance R. Dolan	150%	180%	$1,305,000

Jeffry H. von Gillern			$1,080,000
Timothy A. Welsh	150%	160%	$1,048,000
Gunjan Kedia			$1,048,000

Calculating the Bonus Funding Percentage

The Bonus Funding Percentage consists of two evenly weighted factors: the Corporate Result, which is based on EPS performance, and the Business Line Result, which is based on business line pretax income performance. Both the EPS and business line pretax income results are assessed relative to targets included in our company's annual financial plan. The Board establishes these financial targets at the beginning of the fiscal year with the intent that they are challenging yet achievable goals.

For executives with leadership responsibilities for the entire company, including Messrs. Cecere and Dolan, or for a corporate-wide support function, including Mr. von Gillern, the Business Line Result is based on the weighted average of the pretax income results of all the company's business lines. For executives who lead a revenue-producing group, including Mr. Welsh and Ms. Kedia, the Business Line Result is based on the weighted average pretax income results of the business lines within the group he or she leads.

For purposes of computing the Bonus Funding Percentage, we adjust EPS results to remove the impact of any variation in our loan loss reserve build or release on an after-tax basis, while including net charge-offs to capture actual credit losses experienced. The Committee established this approach at the beginning of 2020 in connection with our adoption of the Current Expected Credit Losses ("CECL") accounting standard in January 2020, which created significant potential accounting volatility and uncertainty with our loan loss reserve that would be dependent upon a number of judgmental factors and economic assumptions.

For business line pretax income, the results include a component for changes in the loan loss reserve driven by loan balances and changes in loan portfolio credit quality. The Committee adjusts the results, however, so that the effect of any variation in our loan loss reserve build or release driven by changes in loan portfolio credit quality is reduced by 50% to align bonus funding with changes in credit quality while reducing some of the volatility caused by judgmental factors. In previous years, before we had adopted CECL, we had made the 50% modification for both EPS and business line pretax income results.

These adjustments for loan loss reserve variation maintain accountability for credit quality and are applied consistently whether the adjustment is positive or negative. The Committee will also consider in any year whether EPS should be further adjusted from reported amounts to normalize any notable items and whether other normalizing adjustments should be made to business line pretax income results.

37	U.S. Bancorp 2021 Proxy Statement

Compensation discussion and analysis

The Committee believes that EPS and business line pretax income are appropriate performance metrics for the executive officers' annual cash incentive awards for the following reasons:

  ▶
  EPS is a common metric used by investors to evaluate the profitability of a company, showing the earnings (net income) we make on each outstanding share of common stock;

  ▶
  a focus on EPS supports alignment of the interests of the executive officers with those of shareholders;

  ▶
  EPS captures elements of corporate performance that are beyond those of the individual operating business lines, such as corporate funding policies and the management and use of capital;

  ▶
  the business line pretax income targets are the fundamental drivers of the company's revenues and income before taxes; and

  ▶
  the EPS and pretax income targets are aligned with annual financial plan targets, which the Board and management have assessed for achievability; accordingly, the targets provide incentives to take appropriate amounts of risk to achieve those goals.

The Bonus Funding Percentage for each business line is calculated as follows:

  ▶
  The percentages by which actual corporate EPS differs from the EPS target and actual business line pretax income differs from target pretax income are each multiplied by a leverage factor of four to magnify the positive or negative variation from actual results, yielding the Corporate Result and the Business Line Result, respectively. Neither the Corporate Result nor the Business Line Result may be less than 0% or greater than 200%.

  ▶
  Each of the Corporate Result and the Business Line Result is multiplied by 50% and then added together to arrive at the Bonus Funding Percentage for that business line.

2020 Corporate Result: The Corporate Result was 58.7%, which was calculated as follows:

  ▶
  The target level of EPS in 2020 was $4.40.

  ▶
  The Committee adjusted the reported EPS results of $3.06 as described above with respect to loan loss reserve variation. No notable items were excluded from 2020 EPS.

  ▶
  The resulting EPS value used to calculate the Corporate Result was $3.94.

  ▶
  The Corporate Result of 58.7% was the outcome after applying the leverage factor to the difference between target and actual EPS results.

2020 Business Line Results: Pretax income results, inclusive of the regular adjustments described above, ranged from 40.6% to 224.6% of target performance across our company's 23 revenue-producing business lines. These results generated Business Line Results of 0% to 200% following application of the leverage factor and the 0% floor and 200% ceiling. The weighted average Business Line Result of all the company's business lines was 63.8%.

U.S. Bancorp 2021 Proxy Statement	38

Compensation discussion and analysis

The Business Line Results were as follows for the NEOs:

NEO	Business Line Result
Andrew Cecere Terrance R. Dolan Jeffry H. von Gillern	63.8% (based on weighted average pretax income results for all the company's business lines)

Timothy A. Welsh	116.6% (based on weighted average pretax income results for the business lines within the Consumer and Business Banking group)

Gunjan Kedia	63.2% (based on weighted average pretax income results for the business lines within the Wealth Management and Investment Services group)

Factoring in individual performance and risk sensitivity

The Committee considers the performance of the business lines managed by each executive officer and that executive officer's individual performance during the year. The Committee also uses a formal "risk scorecard" assessment, which can result in downward or upward adjustments to the Bonus Funding Percentage to reflect the executives' demonstrated sensitivity to risk.

The Committee believes that it is important to retain the ability to recognize outstanding individual performance and risk mitigation in determining Annual Cash Incentive Payouts, as well as to acknowledge circumstances where individual performance improvements are suggested or where inappropriate risk-taking behaviors have occurred. Modifications to our NEOs' Bonus Funding Percentage based on their individual performance and risk sensitivity have been used only occasionally, however, and have historically been modest in scope. During the five-year period preceding 2020, NEOs collectively received increases two times and decreases two times, resulting in modifications ranging from –5% to +10%.

2020 individual performance and risk sensitivity actions: The Committee increased the Bonus Funding Percentage applicable to Ms. Kedia's Target Award Amount by 5% to recognize her significant leadership outside her normal responsibilities in supporting the company's participation in the CARES Act's Paycheck Protection Program in 2020. The Committee did not make any other modifications for individual performance. Following an analysis of the NEOs' risk scorecard results, the Committee did not make any risk-based modifications to the NEOs' Bonus Funding Percentages.

2020 Annual Cash Incentive Payout results: The resulting payouts made to the NEOs in March 2021 for 2020 performance under the AEIP were as follows:

39	U.S. Bancorp 2021 Proxy Statement

Compensation discussion and analysis

Long-term incentive awards

Establishing the structure of the equity awards

Long-term, stock-based compensation represents the most significant portion of our NEOs' total compensation package. In 2020, 67% of our CEO's target total direct compensation and 60% of our other NEOs' target total direct compensation (on average) consisted of equity awards. The Committee uses equity awards to align the NEOs' interests with those of long-term shareholders.

The Committee grants equity awards to executive officers under the U.S. Bancorp 2015 Stock Incentive Plan. In 2020, 60% of the value of each executive officer's long-term incentive award was granted in the form of PRSUs that will cliff vest (if earned) on the third anniversary of the grant date, following a three-year performance period, and 40% was granted in the form of RSUs that will vest ratably over three years. Cash dividends on unvested PRSUs are accrued during the performance period but are only paid at vesting on shares earned, if any, by the executives.

The mix of performance-based and time-based equity vehicles, with the mix more heavily weighted toward performance-based equity, is designed to motivate achievement of financial objectives while encouraging retention and stock ownership.

Setting the value of the equity awards

Each year in January, the Committee determines the dollar value of the long-term incentive awards to be granted to the executive officers, and the grants are made on a pre-determined date in February or March. In setting each year's award amounts, the Committee considers the relative market position of the awards and the total compensation for each executive, the proportion of each executive's total direct compensation to be delivered as a long-term incentive award, internal pay equity, executive performance and changes in responsibility, retention considerations, and corporate performance.

2020 equity value actions: The Committee increased the value of the long-term incentive awards granted to the NEOs in 2020 to reward strong performance during 2019 and to align those NEOs' total compensation more closely with the opportunities available to executives in similar roles at companies in our peer group.

NEO	Value of equity awards granted in 2019	Value of equity awards granted in 2020
Andrew Cecere	$8,100,000	$8,600,000

Terrance R. Dolan	$3,500,000	$3,600,000

Jeffry H. von Gillern	$2,500,000	$2,750,000

Timothy A. Welsh	$2,100,000	$2,300,000

Gunjan Kedia	$2,100,000	$2,300,000

Selecting the performance metrics for the PRSU awards

The number of PRSUs earned is determined according to a formula that uses a comparison of our actual ROE result to target-level ROE, as well as our ROE performance relative to that of our peer financial institutions. ROE is used as the performance metric because:

  ▶
  it directly reflects the return generated by the company on our shareholders' investment;

  ▶
  it encompasses profitability, efficiency, balance sheet management and financial leverage, and is among the most widely used indicators of financial performance in our industry;

  ▶
  achieving a high ROE requires prudent management of the tradeoffs between risk and return, requiring an appropriate balance between achieving the highest return on invested capital and managing risk within the company's established risk tolerance levels; and

  ▶
  using ROE as a performance metric aligns the interests of the executives with those of long-term shareholders, because sustaining a high ROE is a primary driver of strong earnings growth and long-term valuation.

U.S. Bancorp 2021 Proxy Statement	40

Compensation discussion and analysis

The Committee uses a performance matrix, illustrated below, that reflects both absolute and relative ROE scales to determine the final PRSU award amounts earned during the performance period. Target levels of both absolute and relative ROE are established, with maximum and minimum levels also identified. Earn-out amounts are determined using interpolation.

The Committee believes that the PRSU earn-out structure provides an important balance between rewarding the achievement of absolute performance goals and strong relative performance. Executives are not rewarded for poor performance simply because members of our financial peer group have even worse performance, nor are they rewarded for exceeding expectations if performance relative to peers is substandard. In addition, by using a sliding scale for each ROE performance metric, the matrix takes into account the amount of variance from the ROE target and peer group ROE results, rewarding performance while mitigating the incentive for excessive risk taking that may result from an "all-or-nothing" award.

Setting the levels of absolute and relative ROE for the PRSU performance matrix

The target and maximum ROE levels selected by the Committee for the three-year performance period contained in the PRSU awards granted each year are based on the ROE range included in the company's profitability goals announced at the last Investor Day conference held before the grant or changes to profitability goals that are publicly communicated prior to the grant date. ROE may be adjusted from reported results to normalize the effect of significant notable items, e.g. merger-related changes in the event there were an acquisition integration occuring. Beginning in 2020, ROE results include adjustments related to the impacts of the CECL accounting standard. The adjustments eliminate the volatility of the accounting standard related to changes in the allowance for credit losses, while including net charge-offs related to actual credit losses experienced. These CECL-related adjustments to the ROE calculation for the PRSU awards were adopted by the Committee in January 2020, when we adopted the accounting standard, and before COVID-19 became a pandemic.

The Committee also establishes a sliding scale of ROE achieved relative to the ROE of our financial peer group, which consists of the following institutions: Bank of America, Citizens, Fifth Third, J.P. Morgan, KeyCorp, PNC, Regions, Truist Financial, and Wells Fargo. This group is used by the company for financial comparison purposes because these companies, along with U.S. Bancorp, are the largest financial services companies based in the United States that provide broadly comparable retail and commercial banking services. The ROE performance matrix provides that performance above the median of peers will increase the payout otherwise earned based on our absolute ROE result, while performance below the median of peers will reduce the award payout.

The company's absolute and relative ROE results for each of the three years within the performance period are applied to the performance matrix to produce a percentage of target PRSUs result for that year. At the end of the performance period, the percentage results for the three years will be averaged to determine the percentage of target PRSUs earned and eligible to vest upon the third anniversary of the grant date.

Results of PRSUs earned 2018-2020: In February 2018, PRSUs were granted for the 2018-2020 performance period using the following ROE performance matrix:

41	U.S. Bancorp 2021 Proxy Statement

Compensation discussion and analysis

The absolute and relative ROE performance during the three-year period was as follows:

Year	ROE[1]	Peer group ranking	Earn out percentage

2018	15.4%	At or above 75th %ile	132.5%

2019	14.1%	At or above 75th %ile	120.6%

2020	13.0%	At or above 75th %ile	108.4%

Final earn out percentage for PRSU awards granted in 2018			120.5%

1.
2018 and 2019 ROE results are as reported, and 2020 ROE results include adjustments related to the impacts of the CECL accounting standard as described above. No notable items were excluded from 2020 ROE. Reported ROE for 2020 was 10.0%.

Based on performance through the end of 2020, 120.5% of the target number of units that had been granted in February 2018 were earned, and those units vested on the third anniversary of their grant date. The number of units earned by each NEO for performance during the 2018-2020 period is reported in the Outstanding Equity Awards at 2020 Fiscal Year-End table later in this proxy statement.

The ROE performance matrix applicable to PRSUs granted in early 2020 for the 2020-2022 performance period is consistent with the one set forth above for the 2018-2020 performance period.

Decision making and policies

Who is involved in making executive compensation decisions

Executive compensation policy, practices and amounts are determined by the Committee, which is composed entirely of independent directors. The Committee has responsibility for setting each component of compensation for our CEO with the assistance and guidance of its independent compensation consultant. The Committee has retained Meridian Compensation Partners, LLC ("Meridian") as its independent compensation consultant.

Our CEO and senior members of our human resources function, with the assistance of Meridian, develop initial recommendations for all components of compensation for the executive officers other than the CEO and present their recommendations to the Committee for review and approval. The Committee also annually reviews the total amount and types of compensation paid to non-employee members of the Board of Directors and recommends any changes to the independent directors for approval.

The Committee retains an independent compensation consultant to:

  ▶
  provide advice regarding compensation program design, competitive practices, market trends and peer group composition;

  ▶
  provide perspectives and assist the Committee in setting the pay of our CEO;

  ▶
  provide the same advisory services to the Committee, our CEO, and senior members of our human resources function regarding the compensation of the other executive officers; and

  ▶
  advise the Committee on non-employee director compensation.

Meridian does not provide any other services to our company. Following a review of the relationship between the company and its independent compensation consultant in 2020, the Committee concluded that Meridian's work for the Committee does not raise any conflicts of interest.

U.S. Bancorp 2021 Proxy Statement	42

Compensation discussion and analysis

How executive compensation is determined

The executive compensation outcomes described in the preceding pages are the culmination of a year's worth of analysis and decisions made by the Committee, as follows:

January–February
▶ Review the company's recent performance in several key financial metrics and compare it to the performance of its peer institutions in the financial services industry
▶ Determine the cash incentive payouts to be made under the AEIP based on the previous year's corporate, business line and individual performance and sensitivity to risk
▶ Calculate the percentage of target PRSU awards earned for the last completed performance period
▶ Set the executive officers' base salaries and target award percentages for the coming year under the AEIP
▶ Establish the structure and performance targets for the coming year under the AEIP
▶ Set the structure and amount of the executive officers' long-term incentive awards
▶ Establish performance targets for the upcoming PRSU awards and the value of equity awards to be granted to executive officers in February or March
▶ Consider risks arising from the company's incentive compensation plans (see below for more information about the risk consideration process)
April
▶ Review total realizable compensation summary sheets for each executive officer, including compensation outcomes under various termination scenarios
▶ Review Say on Pay voting recommendations from proxy advisors and consider the results of the shareholder vote
July–October
▶ Review comparative compensation information from peer institutions (see below for more information about our compensation peer group), as well as a larger group of diversified financial companies
▶ Receive compensation consultant reports on executive compensation practices and trends in the financial services industry
▶ Review market information and recommend non-employee director compensation for approval by the independent directors
December
▶ Receive management reports on feedback from fall shareholder engagement conversations
▶ Establish design of executive compensation program for the upcoming year and make preliminary decisions about target levels of compensation
▶ Evaluate the CEO's performance with input from all of the non-management directors
Ongoing
▶ Review the company's year-to-date financial performance relative to the targets included in its incentive compensation plans
▶ Evaluate the structure of the executive compensation program and assess its effectiveness in creating long-term shareholder value

43	U.S. Bancorp 2021 Proxy Statement

Compensation discussion and analysis

Compensation peer group

The Committee does not "benchmark" pay to a particular market level but instead aims to establish compensation that is at a competitive level within a reasonable range of median amounts, taking into consideration an NEO's performance, tenure in his or her position, and comparability of his or her role with corresponding roles in peer institutions. The Committee used the following group of financial services companies to perform market checks when setting the compensation of our executive officers in 2020 (listed in descending order of assets held at December 31, 2020):

Company name	Assets[1] ($ in millions)	Market capitalization[1] ($ in millions)	Revenue[2] ($ in millions)

JPMorgan Chase & Co.	$3,386,071	$387,335	$102,063

Bank of America Corporation	$2,819,627	$262,205	$74,208

Citigroup Inc.	$2,260,321	$128,374	$58,369

Wells Fargo & Company	$1,955,163	$124,779	$58,211

Truist Financial Corporation	$509,228	$64,615	$20,370

The PNC Financial Services Group, Inc.	$466,679	$63,131	$13,726

Capital One Financial Corporation	$421,602	$45,214	$18,259

Fifth Third Bancorp	$204,680	$19,641	$6,515

Citizens Financial Group, Inc.	$183,349	$15,272	$5,289

U.S. Bancorp	$553,905	$70,185	$19,420

U.S. Bancorp percentile ranking	50%	51%	44%

1.
Source: S&P Capital IQ based on company filings and market data; at December 31, 2020

2.
Source: S&P Capital IQ based on company filings and market data; for the year ended December 31, 2020

The Committee selects companies for the compensation peer group that it believes represent our most meaningful competitors in the marketplace for executive talent. The Committee also reviews and uses compensation data from a large group of diversified financial services companies as an additional point of comparison. As a result of this ongoing analysis and resulting compensation adjustments, our executive compensation positioning is generally within market range, recognizing that several positions are unique to our company and do not have clear market comparisons.

Stock ownership and retention requirements

The Committee believes that ownership of our common stock by our executive officers directly aligns their interests with those of our other shareholders and helps balance the incentives for risk taking inherent in equity-based awards. We require our executives to hold significant amounts of company stock. We also require that they retain until retirement a substantial portion of their vested stock awards (net of shares withheld to satisfy tax obligations), even after minimum ownership levels have been met. The current ownership and retention requirements are as follows:

Vested PRSUs, all RSUs and stock received and held after exercise of stock options are included in determining whether an executive officer satisfies his or her applicable minimum ownership level. As of December 31, 2020, all our executive officers were in compliance with the stock ownership and retention requirements except for one, whose holdings fell slightly below the applicable minimum level due to the reduced price of our stock.

U.S. Bancorp 2021 Proxy Statement	44

Compensation discussion and analysis

Clawback and forfeiture provisions applicable to executive awards

  ▶
  Clawback of paid cash awards: Under its clawback policy, the Committee will evaluate the facts and circumstances surrounding any restatement of earnings, and in its sole discretion, may adjust and recoup cash incentive amounts paid to any executive officer as it deems appropriate, if attributable to materially misleading reported earnings that require restatement.

  ▶
  Forfeiture of unpaid cash awards: Payouts of annual cash incentive awards can be reduced to $0, regardless of company performance relative to plan metrics, if the executive officer has demonstrated negative personal performance that was significantly insensitive to risk during the performance period.

  ▶
  Cancellation of unvested equity awards: The equity award agreements for executive officers provide that outstanding awards can be canceled if the executive's conduct has subjected the company to significant financial, reputational or other risk through violations of company policies, laws or regulations; negligent or willful misconduct; or activity resulting in a significant or material control deficiency.

Change-in-control provisions for executive officers

  ▶
  No cash benefit: The executive officers are not entitled to receive any cash payments upon a change-in-control of our company, with or without a subsequent termination in employment, except as provided by broad-based severance plans generally available to our employees.

  ▶
  No single-trigger equity acceleration: The equity award agreements for executive officers provide that a change-in-control of our company would not trigger accelerated vesting of an executive officer's outstanding equity awards unless his or her employment was involuntarily terminated within 12 months after the change-in-control other than for cause.

Hedging and pledging policy

The company's Insider Trading Policy prohibits executive officers and directors of the company from hedging shares of the company's common stock, including, but not limited to, engaging in short sales or trading in puts, calls, covered calls or other derivative products. The policy also prohibits executive officers and directors from pledging shares of the company's common stock as collateral for a loan.

Risk considerations

Overview: Prudent risk taking is an integral part of any business strategy, and our compensation program is not intended to encourage management decisions that completely eliminate risk. Rather, the combination of various elements in our program is designed to encourage appropriate sensitivity to risk and mitigate the potential to reward risk taking that may produce short-term results that appear in isolation to be favorable, but that may undermine the successful execution of our long-term business strategy and negatively affect shareholder value. Our compensation practices are also designed to reward performance while maintaining our core commitment to customer service and ethical principles. Together with the company's processes for strategic planning, its internal control over financial reporting and other financial and compliance policies and practices, the design of our compensation program helps to discourage management actions that demonstrate insensitivity to risk.

Role of management: As a large financial services company, we have been subject to a continuing horizontal industry review of incentive compensation policies and practices undertaken by the Federal Reserve Board. We routinely undertake a thorough risk analysis of every incentive compensation plan of the company, the individuals covered by each plan and the risks inherent in each plan's design and implementation. We also conduct validation and back-testing activities to ensure that compensation plans are correctly risk rated, the plans are designed to adequately mitigate risk inherent therein, and the plans are administered effectively. The Incentive Review Committee was created to oversee that review and to provide more comprehensive oversight of the relationship between the various kinds of risk we manage and our company's incentive compensation plans and programs. The Incentive Review Committee meets throughout the year and reviews and approves all company incentive plans.

The Incentive Review Committee reviews incentive plan elements such as risk controls, plan participants, performance measures, performance and payout curves or formulas, how target level performance is determined (including whether any thresholds and caps exist), how frequently payouts occur, and the mix of fixed and variable compensation that the plan delivers. The plans and programs are also reviewed from the standpoint of reasonableness (for example, how target pay levels compare to similar plans for similar employee groups at other companies, and how payout amounts relate to the results that generate the payments), how well the plans and programs are aligned with the company's goals and objectives and with its risk appetite, and from an overall standpoint, whether these plans and programs represent an appropriate mix of short-term and long-term compensation.

45	U.S. Bancorp 2021 Proxy Statement

Compensation discussion and analysis

As part of this review by the Incentive Review Committee, our management team, including senior risk officers and individuals from the compensation department, have identified the risks inherent in these programs and have modified plans and controls where appropriate to mitigate certain potential risks. For example, most business line incentive compensation plans with a credit component track early defaults, or defaults that occur within the first 12 months, and must include a provision that allows the company to offset future payments by the amount of the previously paid incentives related to the early default.

In addition, a "risk scorecard" assessment measuring adequacy of risk management is undertaken for senior management-level employees who have the individual ability to pose material risk to the company, including the executive officers; all employees who have credit responsibility and who participate in annual corporate cash incentive plans; and all employees who, as part of a group, can engage in risk-taking behavior that could be material to the company and who participate in annual corporate cash incentive plans. This analysis serves as the basis for annual cash incentive plan adjustments for these employees. Annually, the Incentive Review Committee also addresses risk events that pose a material adverse impact to the company or business line to determine whether an event should trigger cancellation of equity awards. The Incentive Review Committee has reviewed its process with the Compensation and Human Resources Committee and discussed the areas where compensation-related risks were being addressed by plan modifications, or were mitigated by internal controls or otherwise.

Role of the Board: The Compensation and Human Resources Committee also conducts an annual review of the compensation packages and components for the executive officers. The Committee assesses the incentives for risk taking contained in the compensation program and balances them with the other goals of the compensation program. In evaluating the incentives for risk taking in compensation plans and policies for executive officers, the Committee considered the following risk-mitigating aspects of those plans and policies:

Overall executive compensation program risk mitigation factors

▶

Long-term incentive focus: The majority of the total compensation received by executive officers is in the form of equity awards with multi-year vesting schedules, which helps to ensure that executives have significant value tied to long-term stock price performance and mitigates incentives to manage the company with an excessive focus on short-term gain.

Annual cash incentive risk mitigation factors
▶ Specific risk sensitivity analysis: A "risk scorecard" assessment is performed for executive officers and can result in adjustments to award payouts under the AEIP.
▶ Clawback policy: The company's incentive compensation clawback policy discourages risk taking that would lead to improper financial reporting.

▶

Cap on award value: The maximum annual cash incentive award payable to an executive officer is equal to 200% of that officer's target award value, which limits the potential incentive to take excessive risk to maximize award value.

Long-term incentive risk mitigation factors
▶ Equity cancellation provisions: Executive officers' unvested equity awards can be cancelled if their conduct has subjected the company to significant financial, reputational or other risk.

▶

Choice of performance metric: The PRSUs use ROE as the measure of corporate performance for determining the final number of units earned under the award. Achieving a high ROE requires an appropriate balance between achieving the highest return on invested capital and managing risk within the company's established risk tolerance levels.

▶

Maximum PRSU payout limited: The number of units that may be earned under the performance formula is capped at 150%, which limits the potential incentive to take excessive risk to maximize award value.

▶

Sliding scale earn-out calculation: The PRSU performance matrix takes into account the amount of variance from the ROE target and peer group ROE results, mitigating the incentive for excessive risk taking that may result from an "all-or-nothing" award.

▶

Meaningful stock ownership and retention requirements: Executives are required to hold significant amounts of company stock, a portion of which must be held until retirement, which fosters the alignment of executives' interests with those of our long-term shareholders.

▶ Policy prohibiting hedging of shares: Our executives are prohibited from taking actions designed to hedge or offset any decrease in the market value of our common stock.

U.S. Bancorp 2021 Proxy Statement	46

Compensation discussion and analysis

Based on a consideration of the foregoing reviews and factors, the Committee has determined that risks arising from the company's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the company.

Compensation committee report

The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our 2020 Annual Report on Form 10-K.

Compensation and Human Resources Committee of the Board of Directors of U.S. Bancorp

Scott W. Wine, Chair	Olivia F. Kirtley
Warner L. Baxter	Karen S. Lynch

47	U.S. Bancorp 2021 Proxy Statement

Executive compensation

Executive compensation

Summary compensation table

The following table shows the cash and non-cash compensation awarded to or earned by our NEOs in 2020.

Name and principal position	Year	Salary ($)	Stock awards ($)[1]	Option awards ($)	Non-equity incentive plan compensation ($)[2]	Change in pension value and non-qualified deferred compensation earnings ($)[3]	All other compensation ($)[4]	Total ($)
Andrew Cecere	2020	1,200,000	8,600,000	—	1,946,160	4,945,337	61,256	16,752,753
Chairman, President and	2019	1,200,000	8,100,000	—	2,718,900	6,713,623	52,503	18,785,026
Chief Executive Officer	2018	1,100,000	7,260,000	—	2,663,760	2,369,125	44,243	13,437,128

Terrance R. Dolan	2020	725,000	3,600,000	—	798,660	1,431,911	30,757	6,586,328
Vice Chair and	2019	700,000	3,500,000	—	897,750	1,380,957	32,810	6,511,517
Chief Financial Officer	2018	675,000	3,250,000	—	953,505	234,766	23,451	5,136,722

Jeffry H. von Gillern	2020	675,000	2,750,000	—	660,960	327,942	30,802	4,444,704
Vice Chair, Technology	2019	625,000	2,500,000	—	835,313	358,150	37,764	4,356,227
and Operations Services	2018	600,000	2,300,000	—	838,320	15,670	25,226	3,779,216

Timothy A. Welsh[5]	2020	655,000	2,300,000	—	918,048	96,634	37,203	4,006,885
Vice Chair, Consumer and	2019	575,000	2,100,000	—	731,400	129,709	37,693	3,573,802
Business Banking

Gunjan Kedia	2020	655,000	2,300,000	—	690,632	146,287	162,040	3,953,959
Vice Chair, Wealth	2019	575,000	2,100,000	—	646,013	132,614	113,128	3,566,755
Management and	2018	550,000	2,000,000	—	739,970	140,101	94,821	3,524,892
Investment Services

1.
Stock awards

  The amounts in this column are calculated based on the number of time-based restricted stock units, or RSUs, and performance-based restricted stock units, or PRSUs, awarded and the fair market value of U.S. Bancorp common stock on the date the award was made in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718. See Note 17 to our consolidated financial statements included in our 2020 Annual Report on Form 10-K for assumptions used to calculate our stock awards.

  The 2020 values in this table reflect the fair market value of each officer's RSUs plus the target payout for the PRSUs on the grant date. The number of PRSUs subject to each of these awards will be determined after a three-year performance period beginning on January 1, 2020 and ending December 31, 2022. Depending on our company performance during this time, 0% to 150% of the target number of PRSUs granted to the executive officers can be earned. The fair market value of RSUs plus the maximum potential payout amounts for the PRSUs on the grant date were as follows: (i) Mr. Cecere, $11,180,000; (ii) Mr. Dolan, $4,680,000; (iii) Mr. von Gillern, $3,575,000; (iv) Mr. Welsh, $2,990,000; (v) Ms. Kedia, $2,990,000.

2.
Non-equity incentive plan compensation

  The 2020 amounts in this column relate to the Annual Executive Incentive Plan, or AEIP, award determined in January 2021 based on 2020 performance, and paid out in March 2021. The AEIP and these awards are discussed above in the "Compensation Discussion and Analysis" section of this proxy statement.

3.
Change in pension value and non-qualified deferred compensation earnings

  The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the U.S. Bank Pension Plan and the U.S. Bank Non-Qualified Retirement Plan. A number of factors can cause the amounts reflected in this column to vary significantly, including volatility in the discount rate applied to determine the value of future payment streams and changes to mortality assumptions.

U.S. Bancorp 2021 Proxy Statement	48

Executive compensation

  The change in present value amounts reported for 2020 is smaller than those reported for 2019 for Messrs. Cecere, von Gillern and Welsh. The smaller increases in value are primarily due to the smaller decline in discount rates in 2020. For Mr. Dolan and Ms. Kedia, the larger increase in value was due to increases in pay, age and service, partially offset by the smaller decline in discount rates.

  The net present values of the pension benefits as of December 31, 2020, used to calculate the net change in pension benefits were determined using the same assumptions used to determine our pension obligations and expense for financial statement purposes. See Note 16 to our consolidated financial statements included in our 2020 Annual Report on Form 10-K for these specific assumptions. Additional information about our Pension Plan and Non-Qualified Retirement Plan is included below under the heading "Pension Benefits." We have not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in this column.

4.
All other compensation

  The following table describes each component of the All Other Compensation column for 2020:

Name	Parking reimbursement ($)	Matching contribution into 401(k) savings plan ($)	Reimbursement of financial planning expenses ($)	Home security system expenses ($)	Commuting expenses ($)[a]	Housing expenses ($)[a]	Club dues	Other ($)[b]	Total ($)
Mr. Cecere	5,400	11,400	24,970	7,546	—	—	6,209	5,731	61,256

Mr. Dolan	5,400	11,400	7,000	700	—	—	6,257	—	30,757

Mr. von Gillern	5,400	11,400	7,000	742	—	—	6,210	50	30,802

Mr. Welsh	5,400	11,400	14,375	—	—	—	6,028	—	37,203

Ms. Kedia	—	11,400	21,375	—	94,621	34,644	—	—	162,040

  a.
  The amounts for Ms. Kedia represent expenses for corporate housing in Minnesota, air travel expenses using aircraft fractionally-owned by the company or commercial flights, and related parking and ground transportation when she travels between her home and her office in Minnesota.
  b.
  The amount for Mr. Cecere represents the incremental cost for personal use of company-owned aircraft for one round-trip flight. The amount for Mr. von Gillern represents a gift.

  The aggregate incremental cost for corporate-owned aircraft is determined by multiplying the total number of personal flight hours by the direct variable operating costs of the aircraft per hour including costs related to fuel, landing and parking fees, and crew expenses. As the aircraft are used primarily for business travel, we do not include fixed costs that do not change based on usage, such as crew salaries and acquisition costs of the aircraft. For fractionally-owned aircraft, the incremental cost is determined by multiplying the total number of personal flight hours by the contracted hourly and fuel charges, plus a proportional share of the monthly management fee.

  Our company occasionally allows its executives the personal use of tickets for sporting and cultural events previously acquired by our company for the purpose of business entertainment. In addition, an executive's spouse might accompany him or her on a business-related flight aboard a company-owned aircraft if a seat on that aircraft would otherwise be empty. There is no incremental cost to our company for the use of such tickets or such flights.

  Messrs. Cecere, Dolan and von Gillern each received an executive physical that was covered by company-provided medical insurance. In certain instances the insurance policy does not cover these expenses for non-executive employees.

5.
Mr. Welsh was not an NEO in 2018. The table above reflects his compensation for only the years he was an NEO.

Grants of plan-based awards

The following table summarizes the equity and non-equity plan-based awards granted in 2020 to the NEOs. The first line of information for each executive contains information about the 2020 annual cash incentive awards that each executive was granted under our AEIP, and the remaining information relates to PRSUs and RSUs granted in 2020 under the U.S. Bancorp 2015 Stock Incentive Plan.

49	U.S. Bancorp 2021 Proxy Statement

Executive compensation

Grants of plan-based awards for fiscal 2020

		Date of compensation committee meeting at	Estimated future payouts under non-equity incentive plan awards[1]		Estimated future payouts under equity incentive plan awards[4]			All other stock awards: number of shares of stock or	Grant date fair value of stock

Name	Grant date	which grant was approved	Target ($)[2]	Maximum ($)[3]	Threshold (#)	Target (#)	Maximum (#)	units (#)[5]	awards ($)[6]
Andrew Cecere	—	—	3,180,000	6,360,000	—	—	—	—	—
	2/10/20	1/20/20	—	—	0	94,436	141,654	—	5,159,983
	2/10/20	1/20/20	—	—	—	—	—	62,958	3,440,025

Terrance R. Dolan	—	—	1,305,000	2,610,000	—	—	—	—	—
	2/10/20	1/20/20	—	—	0	39,531	59,296	—	2,159,974
	2/10/20	1/20/20	—	—	—	—	—	26,354	1,439,983

Jeffry H. von Gillern	—	—	1,080,000	2,160,000	—	—	—	—	—
	2/10/20	1/20/20	—	—	0	30,198	45,297	—	1,650,019
	2/10/20	1/20/20	—	—	—	—	—	20,132	1,100,012

Timothy A. Welsh	—	—	1,048,000	2,096,000	—	—	—	—	—
	2/10/20	1/20/20	—	—	0	25,256	37,884	—	1,379,988
	2/10/20	1/20/20	—	—	—	—	—	16,837	919,974

Gunjan Kedia	—	—	1,048,000	2,096,000	—	—	—	—	—
	2/10/20	1/20/20	—	—	0	25,256	37,884	—	1,379,988
	2/10/20	1/20/20	—	—	—	—	—	16,837	919,974

1.
Estimated future payouts under non-equity incentive plan awards

  These columns show the potential payments for each of the NEOs under our AEIP for 2020 performance. Actual annual cash incentive payout amounts are determined in accordance with a formula based on corporate EPS performance and business line pretax income performance, in each case ranging from 0% to 200% of target levels, subject to adjustment for individual performance and risk sensitivity. Additional information regarding how the payout amounts for these awards are determined is included above in "Compensation Discussion and Analysis — Annual Cash Incentive Awards," and the actual amounts paid based on 2020 performance are reported above in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

2.
Target estimated future payouts under non-equity incentive plan awards

  As described above in "Compensation Discussion and Analysis — Annual Cash Incentive Awards," the Compensation and Human Resources Committee establishes a target cash incentive amount for each NEO, expressed as a percentage of that NEO's base salary.

3.
Maximum estimated future payouts under non-equity incentive plan awards

  As described above in "Compensation Discussion and Analysis — Annual Cash Incentive Awards," the maximum cash incentive amount for each NEO equals 200% of that NEO's target amount.

4.
Estimated future payouts under equity incentive plan awards — PRSUs

  The threshold, target and maximum columns each show the potential number of PRSUs that could be earned by each of these NEOs during the three-year performance period of January 1, 2020, to December 31, 2022. The number of PRSUs earned will be between 0 and 150% of target based on the company's absolute and relative ROE performance during that period, as set in the applicable award agreements. Additional information regarding how the PRSU awards are earned is included above in "Compensation Discussion and Analysis — Long-Term Incentive Awards."

  Any PRSUs earned during the performance period will vest on February 10, 2023, the third anniversary of the grant date. Cash dividends on unvested PRSUs are accrued during the performance period, but accrued dividends are only paid at vesting on shares earned, if any, by the executives.

5.
Estimated future payouts under equity incentive plan awards — RSUs

  These RSUs vest at the rate of 33% on the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date, with vesting dates of February 10, 2021, 2022, and 2023. The RSUs pay an amount equal to the dividends paid on our shares of common stock.

6.
Grant date fair value of stock awards

  The grant date fair value of the PRSUs and the RSUs was calculated using the target number of units multiplied by the closing market price of a share of our common stock on the grant date.

U.S. Bancorp 2021 Proxy Statement	50

Executive compensation

Outstanding equity awards

The following table shows the unexercised stock options and the unvested RSUs and PRSUs held at the end of fiscal year 2020 by the NEOs.

	Option awards					Stock awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of stock units that have not vested (#)		Market value of stock units that have not vested ($)[1]	Equity incentive plan awards: number of unearned stock units that have not vested (#)		Equity incentive plan awards: market or payout value of unearned stock units that have not vested ($)[1]
Andrew Cecere	76,688	25,563	(2)	55.01	2/16/2027	—		—	—		—
	140,445	—		39.49	2/18/2026	—		—	—		—
	102,044	—		44.32	2/19/2025	—		—	—		—
	93,366	—		40.32	2/20/2024	—		—	—		—
	84,948	—		33.99	2/14/2023	—		—	—		—
	184,187	—		28.63	2/15/2022	—		—	—		—
	—	—		—	—	62,958	(3)	2,933,213	—		—
	—	—		—	—	—		—	141,654	(4)	6,599,660
	—	—		—	—	43,021	(5)	2,004,348	—		—
	—	—		—	—	—		—	144,471	(6)	6,730,904
	—	—		—	—	17,852	(7)	831,725	—		—
	—	—		—	—	94,900	(8)	4,421,391	—		—
	—	—		—	—	23,192	(9)	1,080,515	—		—

Terrance R. Dolan	39,621	13,208	(2)	55.01	2/16/2027	—		—	—		—
	2,331	—		41.88	7/18/2026	—		—	—		—
	37,455	—		39.49	2/18/2026	—		—	—		—
	26,531	—		44.32	2/19/2025	—		—	—		—
	26,583	—		40.32	2/20/2024	—		—	—		—
	24,918	—		33.99	2/14/2023	—		—	—		—
	—	—		—	—	26,354	(3)	1,227,833	—		—
	—	—		—	—	—		—	59,296	(4)	2,762,601
	—	—		—	—	18,590	(5)	866,108	—		—
	—	—		—	—	—		—	62,425	(6)	2,908,381
	—	—		—	—	7,992	(7)	372,347	—		—
	—	—		—	—	42,483	(8)	1,979,283	—		—
	—	—		—	—	11,985	(9)	558,381	—		—

Jeffry H. von Gillern	29,399	9,800	(2)	55.01	2/16/2027	—		—	—		—
	42,802	—		39.49	2/18/2026	—		—	—		—
	30,614	—		44.32	2/19/2025	—		—	—		—
	29,000	—		40.32	2/20/2024	—		—	—		—
	27,183	—		33.99	2/14/2023	—		—	—		—
	—	—		—	—	20,132	(3)	937,950	—		—
	—	—		—	—	—		—	45,297	(4)	2,110,387
	—	—		—	—	13,279	(5)	618,669	—		—
	—	—		—	—	—		—	44,590	(6)	2,077,448
	—	—		—	—	5,656	(7)	263,513	—		—
	—	—		—	—	30,064	(8)	1,400,682	—		—
	—	—		—	—	8,891	(9)	414,232	—		—

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	Option awards					Stock awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of stock units that have not vested (#)		Market value of stock units that have not vested ($)[1]	Equity incentive plan awards: number of unearned stock units that have not vested (#)		Equity incentive plan awards: market or payout value of unearned stock units that have not vested ($)[1]
Timothy A. Welsh	—	—		—	—	16,837	(3)	784,436	—		—
	—	—		—	—	—		—	37,884	(4)	1,765,016
	—	—		—	—	11,154	(5)	519,665	—		—
	—	—		—	—	—		—	37,455	(6)	1,745,028
	—	—		—	—	3,935	(7)	183,332	—		—
	—	—		—	—	20,915	(8)	974,430	—		—
	—	—		—	—	3,811	(10)	177,554	—		—

Gunjan Kedia	20,450	6,817	(2)	55.01	2/16/2027	—		—	—		—
	—	—		—	—	16,837	(3)	784,436	—		—
	—	—		—	—	—		—	37,884	(4)	1,765,016
	—	—		—	—	11,154	(5)	519,665	—		—
	—	—		—	—	—		—	37,455	(6)	1,745,028
	—	—		—	—	4,918	(7)	229,130	—		—
	—	—		—	—	26,143	(8)	1,218,002	—		—
	—	—		—	—	6,187	(9)	288,252	—		—

1.
The amounts in this column are calculated using a per share value of $46.59, the closing market price of a share of our common stock on December 31, 2020.

2.
These non-qualified stock options vest at the rate of 25% per year; 25% vested on each of February 16, 2018, 2019 and 2020, with remaining vesting to occur on February 16, 2021.

3.
These RSUs vest at the rate of 33% on the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date, with vesting dates of February 10, 2021, 2022, and 2023.

4.
The number of PRSUs listed is the maximum number that could be earned during the three-year performance period of January 1, 2020 to December 31, 2022. The number of PRSUs earned will be between 0 and 150% of target based on the company's absolute and relative ROE performance during that period, as set in the applicable award agreements. Performance for 2020 was above target, but the results could change during the remaining two years of the performance period. Any earned PRSUs will vest on February 10, 2023, the third anniversary of the grant date.

5.
These RSUs vest at the rate of 33% on the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date; 33% vested on February 14, 2020, with remaining vesting to occur on February 14, 2021 and 2022.

6.
The number of PRSUs listed is the maximum number that could be earned during the three-year performance period of January 1, 2019 to December 31, 2021. The number of PRSUs earned will be between 0 and 150% of target based on the company's absolute and relative ROE performance during that period, as set in the applicable award agreements. Performance for each of 2019 and 2020 was above target, but the results could change during the remaining year of the performance period. Any earned PRSUs will vest on February 14, 2022, the third anniversary of the grant date.

7.
These RSUs vest at the rate of 33% on the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date; 33% vested on each of February 14, 2019 and 2020, with remaining vesting to occur on February 14, 2021.

8.
These PRSUs, the number of which was determined based on our actual performance during the three-year performance period of January 1, 2018 to December 31, 2020, compared to the targets set in the applicable award agreements, vest on February 14, 2021, the third anniversary of the grant date.

9.
These PRSUs, the number of which was determined based on our actual 2017 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year; 25% vested on each of February 16, 2018, 2019 and 2020, with remaining vesting to occur on February 16, 2021.

10.
These RSUs, granted to Mr. Welsh as part of his compensation package at hire, vest at the rate of 25% per year; 25% vested on each of February 16, 2018, 2019 and 2020, with remaining vesting to occur on February 16, 2021.

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Executive compensation

Option exercises and stock vested

The following table summarizes information with respect to stock option awards exercised and RSUs and PRSUs vested during fiscal 2020 for each of the NEOs.

Option exercises and stock vested during fiscal 2020

	Option awards		Stock awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)[1]
Andrew Cecere	—	—	90,799	5,006,629

Terrance R. Dolan	—	—	37,127	2,047,253

Jeffry H. von Gillern	—	—	29,785	1,642,293

Timothy A. Welsh	—	—	13,122	723,805

Gunjan Kedia	—	—	23,235	1,218,293

1.
Value realized on vesting

  Value determined by multiplying the number of vested shares by the market value on the vesting date (determined for these purposes as the closing market price of a share of our common stock on the date prior to the vesting date, or on the most recent prior business day in the event the date prior to the vesting date is not a business day).

Pension benefits

Defined benefit pension plans

Our company sponsors two defined benefit pension plans: the U.S. Bank Pension Plan and the U.S. Bank Legacy Pension Plan. The U.S. Bank Legacy Pension Plan was established effective January 1, 2020, to receive a transfer from the U.S. Bank Pension Plan of the accrued benefits of participants who terminated employment prior to January 1, 2020. The U.S. Bank Legacy Pension Plan and the U.S. Bank Pension Plan have substantively identical terms. If an employee whose pension was transferred to the U.S. Bank Legacy Pension Plan is rehired, the employee will participate in the U.S. Bank Legacy Pension Plan on the same terms as the employee would have participated in the U.S. Bank Pension Plan prior to the spinoff. Employees may only participate in the U.S. Bank Pension Plan or the U.S. Bank Legacy Pension Plan — under no circumstance may an employee participate in both plans.

Because the U.S. Bank Legacy Pension Plan received accrued benefits transferred from the U.S. Bank Pension Plan, the history of the U.S. Bank Pension Plan is relevant to both plans. The U.S. Bank Pension Plan was created through the merger of the former U.S. Bancorp's career average pay defined benefit plan, known as the "U.S. Bancorp Cash Balance Pension Plan," and the former Firstar Corporation's non-contributory defined benefit plan, which was primarily a final average pay plan. On July 3, 2008, the U.S. Bank Pension Plan was frozen to new hires and on November 15, 2009, the U.S. Bank Pension Plan was frozen to rehires. Employees who were hired prior to July 3, 2008, or rehired prior to November 15, 2009, could elect to continue to accrue benefits under the final average pay formula of the U.S. Bank Pension Plan, or could elect to accrue benefits under the cash balance portion of the U.S. Bank Pension Plan known as the U.S. Bank 2010 Cash Balance Plan. If no election was made, those employees defaulted into the U.S. Bank 2010 Cash Balance Plan. For employees who elected to accrue benefits under the final average pay formula, benefits are calculated using a final average pay formula, based upon the employee's years of service and average salary during the five consecutive years of service in which compensation was the highest during the ten years prior to retirement, with a normal retirement age of 65.

Effective January 1, 2010, our company established a new cash balance formula for certain current and all future eligible employees known as the U.S. Bank 2010 Cash Balance Plan. Under the cash balance formula, participants receive annual pay credits based on eligible pay multiplied by a percentage determined by their age and years of service. Participants also receive an annual interest credit. Participants in the pension plan that elected to receive pension benefits using the cash balance formula or defaulted into the cash balance formula had their existing benefits in the pension plan frozen and earn future benefits under the cash balance formula.

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Substantially all employees are eligible to receive benefits under the U.S. Bank Pension Plan or the U.S. Bank Legacy Pension Plan, as applicable. Participation requires one year of service with U.S. Bancorp or its affiliates, and vesting of benefits requires five years of service for benefits under the final average pay formula and three years of service for benefits under the post-2009 cash balance formula (and certain legacy plans). Mr. Dolan is the only NEO (of those eligible at the time) who elected to remain covered by the final average pay formula; all other NEOs are covered by the cash balance formula.

Although no new benefits are accrued under the former U.S. Bancorp Cash Balance Pension Plan formula and Firstar Corporation's plan formula for service after 2001, benefits previously earned under those plans have been preserved and will be part of a retiree's total retirement benefit. In order to preserve the relative value of benefits that use the final average pay formula, subsequent changes in compensation (but not in service) may increase the amount of those benefits.

Federal laws limit the amount of compensation we may consider when determining benefits payable under qualified defined benefit pension plans. We also maintain a non-contributory, non-qualified retirement plan (the U.S. Bank Non-Qualified Retirement Plan) that pays the excess pension benefits that would have been payable under our current and prior qualified defined benefit pension plans if the federal limits were not in effect.

Messrs. Cecere, Dolan and von Gillern earned benefits under the former U.S. Bancorp Cash Balance Pension Plan that will be included in their ultimate retirement benefits.

As part of her compensation package agreed to at hire, Ms. Kedia receives an additional 23 years of service when calculating her pay credits in the non-qualified plan. The additional years of service represent her service with her prior employer.

Supplemental retirement benefits

Messrs. Cecere, Dolan and von Gillern are eligible for a supplemental benefit, which is also paid under the U.S. Bank Non-Qualified Retirement Plan, that augments benefits earned under the U.S. Bank Pension Plan and the non-qualified excess benefits discussed above. The supplemental benefit ensures that eligible executives receive a total retirement benefit equal to a fixed percentage of the executive's final average cash compensation. In the case of Messrs. Dolan and von Gillern, their supplemental benefits were frozen in 2001. For purposes of this supplemental benefit, final average cash compensation includes annual base salary, annual cash bonuses and other cash compensation awards as determined by the Compensation and Human Resources Committee. Eligibility for these supplemental benefits has been determined by this committee based on individual performance and level of responsibility.

Vesting of the supplemental benefit is generally subject to certain conditions, including that an executive officer provide a certain number of years of service determined by the Compensation and Human Resources Committee. Mr. Cecere is eligible for an amount of total retirement benefits at age 65 equal to 55% of the average cash compensation during his final three years of service, reduced by his estimated retirement benefits from Social Security. Mr. Cecere is fully vested in his supplemental benefit. Mr. Dolan has a frozen monthly annuity of $522 in which he is fully vested, payable as early as his termination date. Mr. von Gillern also has a frozen monthly annuity benefit of $138 in which he is fully vested, payable as early as his termination date.

In accordance with his election, Mr. Cecere's supplemental benefit will be paid in the form of a lump sum. For the supplemental benefits payable to Messrs. Dolan and von Gillern, the standard form is either a lump sum or a joint and survivor annuity, depending on the present value of the lump sum at retirement.

The present value of the supplemental benefit for Messrs. Dolan and von Gillern is currently less than $400,000, so in accordance with plan rules, their supplemental benefit will default to payment in a lump sum. Each of Messrs. Dolan and von Gillern has the option to make an election to receive his supplemental benefit as an annuity if the election is made 12 months prior to the applicable officer's termination date, the officer is over age 55, and the present value of the supplemental benefit exceeds $50,000. The amount of the lump sum distribution equals the actuarial equivalent of the annuity form of payment and is calculated using substantially similar actuarial assumptions as for our pension plan obligations discussed in Note 16 to our consolidated financial statements included in our 2020 Annual Report on Form 10-K. The means of calculating the various annuity benefits are described in the pension plan.

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Executive compensation

Pension benefits for fiscal 2020

The following table summarizes information with respect to each plan that provides for payments or other benefits at, following, or in connection with the retirement of any of the NEOs.

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefits ($)[1,2]		Payments during last fiscal year ($)
Andrew Cecere	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	35	16,401,089		—
	Excess benefit	35	7,021,660		—
	U.S. Bank Pension Plan	35	854,107		—

	Total		24,276,856	(3)	—

Terrance R. Dolan	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	3	90,603		—
	Excess benefit	22	4,970,233		—
	U.S. Bank Pension Plan	22	980,300		—

	Total		6,041,136		—

Jeffry H. von Gillern	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	1	21,384		—
	Excess benefit	20	1,271,233		—
	U.S. Bank Pension Plan	20	467,255		—

	Total		1,759,872		—

Timothy A. Welsh	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	—	—		—
	Excess benefit	4	176,452		—
	U.S. Bank Pension Plan	4	49,891		—

	Total		226,343		—

Gunjan Kedia	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	—	—		—
	Excess benefit	27	368,530		—
	U.S. Bank Pension Plan	4	50,472		—

	Total		419,002		—

1.
The measurement date and material actuarial assumptions applied in quantifying the present value of the current accrued benefits are discussed in Note 16 to our consolidated financial statements included in our 2020 Annual Report on Form 10-K. These assumptions include the use of a 2.55% discount rate for the supplemental and excess plans and a 2.91% discount rate for the qualified pension plan. The mortality assumptions used are based on the white collar PRI-2012 mortality table projected generationally using the MP-2020 improvement scale. The average pay used for the benefit calculations was historical pay through the measurement date (December 31, 2020).

  The amounts in this column were calculated based on the earliest age at which the applicable officer is entitled to receive unreduced retirement benefits and ignore any vesting requirements. The earliest age of unreduced retirement benefits is 65 for all our NEOs, and all are currently vested in 100% of their pension benefits.

2.
In the event of the death of one of the officers in this table, a pre-established percentage of the officer's pension benefits will be paid to the officer's beneficiary. The actual percentage paid to the beneficiary is dependent on the form of payment of benefits elected by the officer. The default percentage is 50% to the officer's spouse. An additional lump sum death benefit may be payable based on certain actuarial calculations. The present value of the payments to an officer's beneficiary would not exceed the total present value of accumulated benefits shown in this column, except as described in footnote three for Mr. Cecere.
3.
Mr. Cecere is 100% vested and eligible to begin receiving his U.S. Bank Pension Plan benefit and the pre-2005 portion of his excess and supplemental benefits under the U.S. Bank Non-Qualified Retirement Plan upon retirement at any age. The remainder of his excess and supplemental benefits are payable upon the later of age 62 or

55	U.S. Bancorp 2021 Proxy Statement

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  retirement. If any of the vested benefits are paid before Mr. Cecere reaches age 65, the benefits are reduced by certain early retirement benefit formulas specified in the applicable plan for each year prior to Mr. Cecere's reaching age 65. These early retirement benefit formulas reduce the annual pension benefit amount payable to Mr. Cecere due to the longer benefit payment period related to the earlier commencement of benefits. Per the standard provisions of the supplemental plan, upon his attainment of age 60, Mr. Cecere became eligible for five accelerated years of service credit for service to age 65, worth approximately $2.8 million; this value will gradually be reflected in the table above and will have no extra value if he works to age 65. There is no effect on the applicable early reductions or benefit timing noted above.

Nonqualified deferred compensation

Under the U.S. Bank Executive Employees Deferred Compensation Plan (2005 Statement) (the "Executive Deferred Compensation Plan"), members of our senior management, including all of our executive officers, may choose to defer all or a part of their annual base salary and annual cash incentive payments. The minimum amount that can be deferred in any calendar year is $1,000. Cash compensation that is deferred is deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.

Shown below are the rates of return for each of the investment options (also known as measurement funds) available under the Executive Deferred Compensation Plan for the period from January 1, 2020 through December 31, 2020:

Fund Name	2020 Returns
Stable Value Fund	2.25%

Bond Index Fund	7.69%

US Large Cap Equity Index Fund	18.34%

US Small-Mid Equity Index Fund	32.17%

International Equity Index Fund	10.21%

Deferred Savings U.S. Bancorp Stock Fund	–17.76%

Amounts deferred under the Executive Deferred Compensation Plan are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more of the hypothetical investment options selected by the plan participant. Plan participants are allowed to change their investment elections at any time, but the changes are only effective at the beginning of the following calendar quarter. The measurement funds are merely measuring tools to determine the amount by which account balances will be debited or credited to reflect deemed investment returns on deferred compensation.

Although the plan administrator has established procedures permitting a plan participant to reallocate deferred amounts among these investment alternatives after the initial election to defer, the election to defer is irrevocable, and the deferred compensation will not be paid to the plan participant until his or her retirement or earlier termination of employment. At that time, the participant will receive, depending upon the payment choice and investment alternatives selected by him or her, payment of the amounts credited to his or her account under the plan in a lump-sum payment or in annual installments over 5, 10, 15 or 20 years. Payments are made ratably in cash from each of the investment alternatives in which the participant has a balance, except the U.S. Bancorp stock fund, which is generally paid in shares. If a participant dies before the entire deferred amount has been distributed, the undistributed portion will be paid to the participant's beneficiary in a single lump sum. The benefits under the plan otherwise are not transferable by the participant.

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The following table summarizes information with respect to the participation of the NEOs in any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Nonqualified deferred compensation for fiscal 2020

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)[1]	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Andrew Cecere	—	—	—	—	—

Terrance R. Dolan	—	—	—	—	—

Jeffry H. von Gillern	—	—	—	—	—

Timothy A. Welsh	137,932	—	64,373	—	409,026	(2)

Gunjan Kedia	—	—	31,657	—	158,322	(3)

1.
The amounts reported in this column represent the change during the last fiscal year in the value of the underlying investment fund or U.S. Bancorp stock fund in which the NEO's deferred amounts were deemed to be invested and any increases in the deferred amounts due to dividends payable upon those funds.
2.
Of this amount, $248,385 represents Mr. Welsh's deferrals of cash compensation, which were made in 2019 and 2020. Of the amount deferred, $195,097 is deferred salary and deferred incentive pay and is reported in the Summary Compensation Table for the applicable years. The amount also includes $53,288 in deferred incentive pay earned for 2018 performance and is not included in the Summary Compensation Table as Mr. Welsh was not an NEO in 2018.
3.
Of this amount, $110,995 represents Ms. Kedia's deferral of incentive cash compensation that was earned for her 2018 performance, and this amount is included in the Summary Compensation Table with her 2018 compensation.

Potential payments upon termination or change-in-control

General

Any NEO whose employment is voluntarily or involuntarily terminated is entitled to the payments or other benefits that the officer has accrued and is vested in under the benefit plans discussed above in this proxy statement, including under the heading "Pension Benefits." Except as is specifically described below with respect to disability, death or termination of employment following a change-in-control of U.S. Bancorp, no NEO is entitled to any other benefits upon any employment termination or change-in-control scenario.

Payments made upon disability

Cash payments: Under the terms of the U.S. Bank Non-Qualified Retirement Plan, Mr. Cecere is eligible for an annual disability benefit that is equal to 60% of his current annual cash compensation. The definition of disability is similar to that used for the broad-based disability program described below. The definition of annual cash compensation is the same definition as is used to calculate supplemental pension benefits under this plan, without using a five-year average. His agreement under the non-qualified retirement plan provides that Mr. Cecere is eligible to receive disability payments through the earlier of the cessation of his disability or reaching his normal retirement age.

Messrs. Dolan, von Gillern, and Welsh and Ms. Kedia are eligible for an annual disability benefit of $150,000 (equal to 50% of annual cash compensation, capped at $300,000 of compensation) under the terms of the U.S. Bank Long-Term Disability Insurance Plan insured by Hartford Life and Accident Insurance Company, our broad-based disability program. Optional additional disability insurance is available for purchase by those NEOs. The definition of disability is generally that a participant is unable to perform material duties of his or her own occupation for 24 months following the six-month elimination period, or any occupation after 24 months, and suffers a loss of at least 20% in predisability earnings. The definition of annual cash compensation is actual cash compensation for a one-year period ending

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September 30. The disability benefit for any of the officers would be reduced by any benefits payable under the U.S. Bank Pension Plan, Social Security or worker's compensation. The duration of disability payments under this broad-based program is dependent upon the age of the participant when the disability occurs. Because each of Messrs. Dolan, von Gillern, and Welsh and Ms. Kedia is under age 63, payments would continue through the earlier of the cessation of their disability or reaching their normal retirement age, assuming all other plan conditions are met.

Effect on equity awards: If the employment of any of our NEOs who have received equity compensation awards is terminated due to disability, the terms of our stock option, PRSU, and most RSU agreements provide that the vesting and other terms of those awards will continue as if the termination of employment did not occur. No financial information for the event of disability is set forth below in the Potential Payments Upon Disability, Death, or Termination After a Change-in-Control table below for the equity awards held by our NEOs other than Mr. Welsh, as there is no immediate financial impact upon the occurrence of this event. Mr. Welsh holds unvested RSUs he was granted when initially hired, and the agreement governing that award provides for the acceleration of any unvested RSUs in the event of long-term disability.

Payments made upon death

Cash payments: NEOs are eligible to receive life insurance benefits under the same plans available to our other employees. Their benefit is equal to annual cash compensation, capped at $300,000. In addition, optional term life insurance is available for purchase. As this benefit is generally available to all salaried employees and does not discriminate in scope, terms, or operation in favor of the NEOs, the value has not been quantified in the Potential Payments Upon Disability, Death, or Termination After a Change-in-Control table.

Effect on equity awards: Most of our equity award agreements with NEOs provide for the acceleration of any unvested award upon death. For all RSUs and for PRSUs other than those granted in 2018, outstanding units will vest upon death. All of our stock option agreements also provide for the acceleration of vesting upon death, and the stock option agreements generally provide that the administrator of the NEO's estate has a three-year period after death during which to exercise the options.

For PRSUs granted in 2018, the vesting and other terms of the award will continue as if the death did not occur. The value of the PRSUs granted in 2018 is accordingly not included in the amounts payable upon death in the Potential Payments Upon Disability, Death, or Termination After a Change-in-Control table below.

Payments upon termination after a change-in-control

Cash payments: None of our NEOs is entitled to any cash payments in connection with a change-in-control of U.S. Bancorp.

Effect on equity awards: Most of our equity award agreements provide for acceleration of the vesting of any unvested award if an NEO's employment is involuntarily terminated within 12 months after a change-in-control of U.S. Bancorp other than for cause. For all RSUs and for PRSUs other than those granted in 2018, outstanding units will vest upon a qualifying termination. All of our stock option agreements also provide for acceleration after a qualifying termination, and accelerated stock options may be exercised at any time during the 12 months following the NEO's termination.

For PRSUs granted in 2018, the vesting and other terms of the award will continue as if the termination following a change-in-control did not occur. The value of the PRSUs granted in 2018 is accordingly not included in the amounts payable upon involuntary termination (other than for cause) after a change-in-control in the Potential Payments Upon Disability, Death, or Termination After a Change-in-Control table below.

Quantification of estimated payments and benefits

The following table shows potential annual cash payments to the NEOs upon disability and the potential benefits the NEOs could accrue through accelerated equity vesting upon death or involuntary termination of employment (other than for cause) following a change-in-control of U.S. Bancorp. The table also shows the potential benefit Mr. Welsh could accrue through accelerated vesting of RSUs upon disability. No information regarding pension amounts payable to the NEOs is shown in the following table; applicable pension amounts payable to these executive officers are discussed above under the heading "Pension Benefits."

U.S. Bancorp 2021 Proxy Statement	58

Executive compensation

The amounts shown assume that termination was effective as of December 31, 2020, and are estimates of the amounts that would be paid to the NEOs upon termination, in addition to the base salary and cash incentive payments earned by them during 2020. The actual amounts to be paid can only be determined at the time of an NEO's termination.

Potential payments upon disability, death, or termination after a change-in-control

Name	Type of payment	Annual disability payments ($)	Payments upon death ($)	Payments upon involuntary termination (other than for cause) after a change-In-control ($)
Andrew Cecere
	Base pay	720,000	—	—
	Bonus	1,167,696	—	—
	Acceleration of unvested equity awards:
	Stock options[1]	—	0	0
	RSUs and PRSUs[2]	—	15,736,844	15,736,844

	Total	1,887,696	15,736,844	15,736,844

Terrance R. Dolan
	Base pay	150,000	—	—
	Bonus	—	—	—
	Acceleration of unvested equity awards:
	Stock options[1]	—	0	0
	RSUs and PRSUs[2]	—	6,805,355	6,805,355

	Total	150,000	6,805,355	6,805,355

Jeffry H. von Gillern
	Base pay	150,000	—	—
	Bonus	—	—	—
	Acceleration of unvested equity awards:
	Stock options[1]	—	0	0
	RSUs and PRSUs[2]	—	5,026,269	5,026,269

	Total	150,000	5,026,269	5,026,269

Timothy A. Welsh
	Base Pay	150,000	—	—
	Bonus	—	—	—
	Acceleration of Unvested Equity Awards:
	Stock options[1]	—	0	0
	RSUs and PRSUs[2]	177,554(3)	4,005,016	4,005,016

	Total	327,554	4,005,016	4,005,016

Gunjan Kedia
	Base Pay	150,000	—	—
	Bonus	—	—	—
	Acceleration of Invested Equity Awards:
	Stock options[1]	—	0	0
	RSUs and PRSUs[2]	—	4,161,512	4,161,512

	Total	150,000	4,161,512	4,161,512

1.
The closing market price of a share of our common stock on December 31, 2020, $46.59, is lower than the exercise price per share for unvested stock options that vest upon death or after an involuntary termination following a change-in-control. Accordingly, no quantifiable value attributable to the acceleration is reported here.

59	U.S. Bancorp 2021 Proxy Statement

Executive compensation
2.
Value determined by multiplying the number of units that vest by $46.59, the closing market price of a share of our common stock on December 31, 2020.
3.
Represents the one-time value realized through accelerated vesting of RSUs granted to Mr. Welsh as part of his compensation package at hire. This is not an annual amount.

Pay ratio

Total compensation amounts and ratio for 2020

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information about the relationship between the annual total compensation of our employees and the annual total compensation of our CEO.

  ▶
  The median of the annual total compensation of all employees of our company other than the CEO was $76,932 in 2020.

  ▶
  The annual total compensation for our CEO was $16,771,529 in 2020, which equals the amount reported in the Summary Compensation Table plus the amount spent on health and welfare benefits generally available to all employees.

  ▶
  The resulting ratio of the annual total compensation of our median employee to the annual total compensation of our CEO for 2020 is 1:218.

The ratio stated above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and is not necessarily comparable to the ratios reported by other companies.

Median employee identification and compensation calculation

We identified our median employee based on compensation paid during 2020 to all of our U.S.-based employees, other than our CEO, who were employed by us on December 31, 2020. We considered any person to whom we delivered a Form W-2 Wage and Tax Statement for services performed in 2020 to be a U.S.-based employee, and this group includes full-time, part-time, and temporary workers. For purposes of determining the compensation paid to the employees under consideration, we used earnings subject to Medicare tax as reported in Box 5, "Medicare wages and tips," on each employee's 2020 Form W-2. We did not annualize the compensation of anyone who was employed by us for only part of the year.

In accordance with the "de minimis" exemption provided in Item 402(u) of Regulation S-K, we excluded from consideration all of our non-U.S. employees. As of December 31, 2020, we had 2,686 non-U.S. employees, representing approximately 3.9% of our total U.S. and non-U.S. workforce of 68,989 active employees on that date. The excluded employees work in the following jurisdictions: Ireland (995), Poland (764), United Kingdom (492), Canada (180), Spain (103), Germany (69), Norway (37), Lithuania (26), Sweden (10), Luxembourg (8), Belize (1), and Cayman Islands (1).

We determined our median employee's total compensation in the same manner that we determined the CEO's compensation for purposes of this pay ratio disclosure.

U.S. Bancorp 2021 Proxy Statement	60

Director compensation

Director compensation

Determining compensation for non-employee directors

The Compensation and Human Resources Committee retained its independent compensation consultant to provide advice regarding non-employee director compensation in 2020. Before recommending a non-employee director compensation program to the independent members of the Board for approval, the Committee reviewed director compensation information for our compensation peer group companies to check the alignment of our compensation package with market practice and current trends. The detailed peer data that was reviewed included information about compensation paid per director, total board compensation cost, the absolute and relative amounts attributable to various compensation components, additional retainers paid to lead independent directors and committee chairs, and stock ownership requirements.

Cash compensation for Board and committee service in the April 2020 – April 2021 term

Our non-employee directors received the following cash fees for serving on the Board and committees this term:

Retainer
Annual retainer for service on the Board	$100,000

Additional annual retainer for Lead Director	$50,000

Additional annual retainer for chairs of Capital Planning, Compensation and Human Resources, Governance, and Public Responsibility Committees	$25,000

Additional annual retainer for chairs of Audit and Risk Management Committees	$40,000

Additional annual retainer for other members of Audit and Risk Management Committees	$15,000

Each non-employee director who served on U.S. Bancorp's primary banking subsidiary's board of directors or on any ad hoc committee of the U.S. Bancorp Board of Directors received $1,500 per meeting for that service. Each non-employee director was also paid $1,500 for each meeting he or she attended that was not a regularly scheduled Board or committee meeting.

Equity award for Board service in the April 2020 – April 2021 term

As part of the non-employee director compensation program for Board service during the April 2020 – April 2021 term that the independent members of the Board had approved in late 2019, each of our non-employee directors was entitled to receive an annual award of restricted stock units with a grant date fair value of approximately $160,000 under the U.S. Bancorp 2015 Stock Incentive Plan. In April 2020, the non-employee directors elected to reduce their equity award for the term by 33% to recognize the impacts of the COVID-19 pandemic on the company and the economy. Accordingly, each non-employee director received an award of restricted stock units with a grant date fair value of approximately $106,667 for his or her Board service in the April 2020 – April 2021 term.

The U.S. Bancorp 2015 Stock Incentive Plan provides that no non-employee director may receive an equity award or awards with an aggregate grant date fair value in excess of $600,000 in any calendar year. The restricted stock units were fully vested at the time of grant, but the underlying shares will not be delivered until the director ceases to serve on the Board. Each non-employee director may elect to have all of his or her shares delivered promptly following cessation of service or to have the shares delivered in ten annual installments. Each non-employee director is entitled to receive additional fully vested restricted stock units having a fair market value equal to the amount of dividends he or she would have received had restricted stock been awarded instead of restricted stock units.

Director stock ownership requirements

The Compensation and Human Resources Committee has established stock ownership requirements for each non-employee director equal to five times the value of the annual cash retainer. New directors must satisfy this minimum ownership level within five years after joining the Board. As of December 31, 2020, all the directors had sufficient holdings to meet or exceed the stock ownership requirements, or had not yet served on our Board for five years.

Deferred compensation plan participation

Under the U.S. Bank Outside Directors Deferred Compensation Plan (2005 Statement) (the "Director Deferred Compensation Plan"), our non-employee directors may choose to defer all or a part of their cash fees. The minimum

61	U.S. Bancorp 2021 Proxy Statement

Director compensation

amount that can be deferred in any calendar year is $1,000. Cash fees that are deferred are deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.

These investment alternatives are the same as those available under the Executive Deferred Compensation Plan. See "Executive Compensation — Nonqualified Deferred Compensation" above for the rates of return for 2020 for each of these investment options (also known as measurement funds). The terms of the Director Deferred Compensation Plan are substantially the same as the terms of the Executive Deferred Compensation Plan described in that section.

Director compensation for fiscal 2020

The following table shows the compensation of the individuals who served as non-employee members of our Board of Directors during any part of fiscal year 2020.

Name[1]	Fees earned or paid in cash ($)		Stock awards ($)[2]	All other compensation ($)		Total ($)
Warner L. Baxter	119,500		106,651	—		226,151

Dorothy J. Bridges	128,500		106,651	—		235,151

Elizabeth L. Buse	133,000		106,651	—		239,651

Marc N. Casper	129,500	(4)	106,651	—		236,151

Arthur D. Collins, Jr.[3]	3,000	(4)	0	5,000	(5)	8,000

Kimberly J. Harris	131,000		106,651	—		237,651

Roland A. Hernandez	144,500	(4)	106,651	—		251,151

Doreen Woo Ho3	4,500		0	—		4,500

Olivia F. Kirtley	156,000	(4)	106,651	—		262,651

Karen S. Lynch	143,000	(4)	106,651	—		249,651

Richard P. McKenney	153,500	(4)	106,651	—		260,151

Yusuf I. Mehdi	125,500		106,651	—		232,151

David B. O'Maley[3]	3,000		0	5,000	(5)	8,000

O'dell M. Owens, M.D., M.P.H.[3]	3,000		0	—		3,000

Craig D. Schnuck[3]	4,500		0	—		4,500

John P. Wiehoff	157,833	(4)	159,994	—		317,827

Scott W. Wine	144,500	(4)	106,651	—		251,151

1.
Andrew Cecere, our Chairman, President and Chief Executive Officer, did not receive any compensation for his service as a director. The compensation he received as an NEO is shown above in the Summary Compensation Table.
2.
The amounts in this column are calculated based on the fair market value of our common stock on the date the grant was made in accordance with FASB ASC Topic 718. Each non-employee director elected at the 2020 annual meeting to serve a term ending at the 2021 annual meeting received a grant of 3,196 restricted stock units on April 23, 2020, with a grant date fair value of $106,651. Mr. Wiehoff joined the Board in January 2020 and also received a prorated award of 972 restricted stock units on January 23, 2020, with a grant date fair value of $53,343, for his service during the partial April 2019 – April 2020 term.

U.S. Bancorp 2021 Proxy Statement	62

Director compensation

  No non-employee director held any stock options as of December 31, 2020. The non-employee directors held restricted stock units as of December 31, 2020, as follows:

Name	Restricted stock units	Name	Restricted stock units
Mr. Baxter	18,520	Ms. Lynch	18,520

Ms. Bridges	8,633	Mr. McKenney	11,536

Ms. Buse	9,735	Mr. Mehdi	9,735

Mr. Casper	17,825	Mr. O'Maley	86,413

Mr. Collins	82,222	Dr. Owens	—

Ms. Harris	26,333	Mr. Schnuck	—

Mr. Hernandez	36,719	Mr. Wiehoff	4,273

Ms. Woo Ho	24,477	Mr. Wine	23,964

Ms. Kirtley	93,138

3.
Messrs. Collins, O'Maley and Schnuck, Ms. Woo Ho and Dr. Owens did not stand for re-election at the 2020 Annual Meeting.
4.
Messrs. Casper, Collins, Hernandez, McKenney, Wiehoff and Wine and Mses. Kirtley and Lynch chose to defer their cash fees under the Director Deferred Compensation Plan.
5.
Represents matching contributions under our charitable matching gifts program, which is available to all of our directors.

63	U.S. Bancorp 2021 Proxy Statement

Audit committee report and payment of fees to auditor

Audit committee report and payment of fees to auditor

Audit committee report

The consolidated financial statements of U.S. Bancorp for the year ended December 31, 2020, were audited by Ernst & Young LLP, independent auditor for U.S. Bancorp.

As part of its activities, the Audit Committee has:

  1.
  Reviewed and discussed with management the audited financial statements of U.S. Bancorp;
  2.
  Discussed with the independent auditor the matters required to be discussed under Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the U.S. Public Company Accounting Oversight Board ("PCAOB"), Statement of Auditing Standards No. 99 (Consideration of Fraud in a Financial Statement Audit), and under the SEC, PCAOB and NYSE rules;
  3.
  Received the written disclosures and letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence; and
  4.
  Discussed with the independent auditor its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of U.S. Bancorp for the year ended December 31, 2020, be included in U.S. Bancorp's Annual Report on Form 10-K filed with the SEC.

Audit Committee of the Board of Directors of U.S. Bancorp

Karen S. Lynch, Chair	Kimberly N. Ellison-Taylor
Warner L. Baxter	Roland A. Hernandez
Elizabeth L. Buse	Scott W. Wine

Fees to independent auditor

The following aggregate fees were billed to us for professional services by Ernst & Young LLP for fiscal years 2020 and 2019:

($ in millions)	2020		2019
Audit fees	$12.6		$12.6
Audit-related fees	6.0		6.2
Tax fees	7.1		6.8
All other fees	0.0	(1)	0.8

Total	$25.7		$26.4

1.
Fees for all other services billed to us by Ernst & Young LLP were less than $50,000 in 2020.

Audit fees: Audit fees consist of fees billed to us by Ernst & Young LLP for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K, reviews of our financial statements included in each of our Quarterly Reports on Form 10-Q, and audits of financial statements of our subsidiaries required by regulation, as well as procedures required by regulators, comfort letters, consents and assistance provided with our regulatory filings.

Audit-related fees: Audit-related fees consist of fees billed to us by Ernst & Young LLP for audits of pension and other employee benefit plan financial statements, audits of the financial statements of certain of our subsidiaries and affiliated entities, reviews of internal controls not related to the audit of our consolidated financial statements, and internal control reports for various lines of business to support their customers' business requirements.

Tax fees: Tax fees consist of fees billed to us by Ernst & Young LLP for tax compliance and review, tax planning and other tax services. The aggregate fees billed for tax compliance and review services, including the preparation of and assistance with federal, state and local income tax returns, sales and use filings, and foreign and other tax compliance,

U.S. Bancorp 2021 Proxy Statement	64

Audit committee report and payment of fees to auditor

provided to us by Ernst & Young LLP was $4.9 million in 2020 and $4.6 million in 2019. In addition to fees being paid for tax compliance services, we paid $2.2 million in each of 2020 and 2019 for tax planning and other tax services provided to us by Ernst & Young LLP.

All other fees: Other fees billed to us by Ernst & Young LLP in 2020 and 2019 primarily related to advisory services for internal control programs.

Administration of engagement of independent auditor

The Audit Committee is responsible for appointing, compensating, retaining and overseeing the work of our independent auditor, including approving the services provided by the independent auditor and the associated fees. The Audit Committee has established a policy for pre-approving the services provided by our independent auditor in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditor and an annual review of the financial plan for audit fees. To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent auditor and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditor during the year.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our Controller or Chief Risk Officer. These requests are required to include information on the nature of the particular service to be provided, estimated related fees and management's assessment of the impact of the service on the auditor's independence. The Audit Committee has delegated to its chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent auditor.

All of the services provided by our independent auditor in 2020 and 2019, including services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit Committee under its pre-approval policies after consideration of any impact of these services on the auditor's independence.

65	U.S. Bancorp 2021 Proxy Statement

Proposal 2 — Ratification of selection of independent auditor

Proposal 2 — Ratification of selection of independent auditor

The Audit Committee has selected Ernst & Young LLP as our independent auditor for the 2021 fiscal year. Ernst & Young LLP began serving as our independent auditor for the fiscal year ended December 31, 2003. Our Audit Committee has carefully considered the selection of Ernst & Young LLP as our independent auditor, and has also considered whether there should be regular rotation of the independent external audit firm.

The Audit Committee annually reviews Ernst & Young LLP's independence and performance in connection with the committee's determination of whether to retain Ernst & Young LLP or engage another firm as our independent auditor. In determining whether to reappoint Ernst & Young LLP as U.S. Bancorp's independent auditor, the Audit Committee took into consideration a number of factors, including:

  ▶
  the qualifications of Ernst & Young LLP, the lead audit partner, and other key personnel;

  ▶
  the length of time the firm has been engaged;

  ▶
  the quality of the historical and recent performance on the U.S. Bancorp audit;

  ▶
  Ernst & Young LLP's capability and expertise in handling the breadth and complexity of our operations;

  ▶
  the appropriateness of Ernst & Young LLP's fees on an absolute basis and as compared to peer firms; and

  ▶
  the advisability and potential impact of selecting a different independent audit firm.

In accordance with SEC rules and company policies, lead and concurring audit partners are subject to a maximum of five years of service in that capacity. The process for selecting the audit firm's lead engagement partner involves meetings with the candidates for the role by management; review and discussion with the chair of the Audit Committee, who meets with selected candidates; and further discussion with the full committee.

The members of the Audit Committee believe the continued retention of Ernst & Young LLP to serve as our independent auditor is in the best interests of our company and its shareholders. While we are not required to do so, we are submitting the selection of Ernst & Young LLP to serve as our independent auditor for the 2021 fiscal year for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of Ernst & Young LLP are expected to attend the annual meeting, will be available to answer shareholder questions, and will have the opportunity to make a statement if they desire to do so.

FOR

  The Board of Directors recommends that you vote "FOR" ratification of the selection of Ernst & Young LLP as the independent auditor of U.S. Bancorp for the 2021 fiscal year.

U.S. Bancorp 2021 Proxy Statement	66

Proposal 3 — Advisory vote on executive compensation

Proposal 3 — Advisory vote on executive compensation

Executive compensation is an important matter to us. We are asking our shareholders to provide advisory approval of the compensation of our executive officers named in the Summary Compensation Table, as we have described it in the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement. We have been conducting annual advisory votes on executive compensation since 2009 and expect to conduct the next advisory vote at our 2022 annual meeting of shareholders.

We have designed our executive compensation program to create long-term shareholder value by attracting and retaining talented leaders and rewarding them for top performance. Our company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting "FOR" or "AGAINST" the following resolution:

  "RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables and the related disclosure contained in this proxy statement."

As discussed in the "Compensation Discussion and Analysis" section earlier in this proxy statement, the Compensation and Human Resources Committee of the Board of Directors believes that the compensation of our NEOs in 2020 was reasonable and appropriate, reflected the performance of our company, and aligned our executives' interests with those of our shareholders to support long-term value creation.

This vote, which is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our NEOs described in this proxy statement. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our NEOs.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board values our shareholders' opinions, and the Compensation and Human Resources Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

FOR

  The Board of Directors recommends that you vote "FOR" approval of the compensation of our named executive officers, as disclosed in this proxy statement.

67	U.S. Bancorp 2021 Proxy Statement

Security ownership of certain beneficial owners and management

Security ownership of certain beneficial owners and management

The following tables show how many shares of our common stock were beneficially owned as of February 4, 2021, by each current director and director nominee, each of the NEOs, all of our directors and executive officers as a group, and each person who is known by us to beneficially own more than 5% of our voting securities.

Unless otherwise noted, the shareholders listed in the tables have sole voting and investment power with respect to the shares of common stock owned by them. None of the shares beneficially owned by our directors or executive officers is subject to any pledge, in accordance with our company policy prohibiting them from pledging or hedging our common stock.

Directors and executive officers

Name of beneficial owner	Outstanding shares of common stock[1]	Options exercisable within 60 days of February 4, 2021	Restricted stock units[2]	Deferred compensation[3]	Total	Percent of common stock
Warner L. Baxter	—	—	18,681	—	18,681	*

Dorothy J. Bridges	—	—	8,708	—	8,708	*

Elizabeth J. Buse	—	—	9,819	—	9,819	*

Marc N. Casper	—	—	17,980	2,018	19,998	*

Andrew Cecere	625,142	707,241	177,909	—	1,510,292	*

Terrance R. Dolan	15,348	170,647	80,312	—	266,307	*

Kimberly N. Ellison-Taylor	—	—	376	—	—	*

Kimberly J. Harris	—	—	26,562	—	26,562	*

Roland A. Hernandez	—	—	37,037	11,826	48,863	*

Gunjan Kedia	37,161	27,267	48,298	—	112,726	*

Olivia F. Kirtley	10,649	—	93,946	34,686	139,281	*

Karen S. Lynch	—	—	18,681	6,424	25,105	*

Richard P. McKenney	—	—	11,636	11,113	22,749	*

Yusuf I. Mehdi	—	—	9,819	—	9,819	*

Jeffry H. von Gillern	68,536	168,798	57,794	—	295,128	*

Timothy A. Welsh	16,334	—	39,711	—	56,045	*

John P. Wiehoff	—	—	4,310	4,373	8,683	*

Scott W. Wine	400	—	24,172	20,263	44,835	*

All directors and executive officers as a group (25 persons)	996,155	1,424,980	891,388	90,703	3,403,226	*

*
Indicates less than 1%.
1.
Common stock

  Includes the following shares beneficially owned by the indicated director or executive officer:

  ▶
  for Mr. Cecere, includes 341 shares held by Mr. Cecere's spouse, as to which Mr. Cecere has no voting or investment power; and 12,287 shares held in the U.S. Bank 401(k) Savings Plan;

U.S. Bancorp 2021 Proxy Statement	68

Security ownership of certain beneficial owners and management
  ▶
  for Mr. Dolan, includes 6,511 shares held in the U.S. Bank 401(k) Savings Plan;

  ▶
  for Mr. von Gillern, includes 18,867 shares held in the U.S. Bank 401(k) Savings Plan;

  ▶
  for Mr. Wine, includes 400 shares held in trusts of which Mr. Wine is trustee; and

  ▶
  for all directors and executive officers as a group, includes 38,851 shares held in the U.S. Bank 401(k) Savings Plan for the accounts of certain executive officers.
2.
Restricted stock units

  Restricted stock units (including performance-based restricted stock units held by our executive officers) are distributable in an equivalent number of shares of our common stock upon settlement. Restricted stock units granted to our officers are settled as they vest, and restricted stock units granted to our directors are immediately vested but do not settle until the director ceases to serve on the Board. The number of restricted stock units that are currently vested, or that vest within 60 days of February 4, 2021, is included in this column.

3.
Deferred compensation

  Certain of our directors and executive officers have deferred cash compensation under our deferred compensation plans. Some of these deferred amounts will be paid out in shares of our common stock upon the director's or officer's retirement or other termination of employment or service with U.S. Bancorp. The directors and officers have no voting or investment power as to these shares. The number of shares to which the directors and officers would have been entitled had their employment or service with U.S. Bancorp been terminated as of February 4, 2021, is included in this column.

Principal shareholders

Name of beneficial owner	Shares of common stock	Percent of common stock
Warren E. Buffett, Berkshire Hathaway Inc. and National Indemnity Company[1]	149,450,671	9.94%

The Vanguard Group[2]	107,252,670	7.13%

BlackRock, Inc.[3]	93,501,987	6.22%

1.
Warren E. Buffett, Berkshire Hathaway Inc. and National Indemnity Company

  Based on Amendment No. 7 to Schedule 13G filed with the SEC on February 16, 2021, by Warren E. Buffett, Berkshire Hathaway Inc., a holding company which Mr. Buffett may be deemed to control, National Indemnity Company, an insurance company which Mr. Buffett may be deemed to control, and other members of the filing group of which none beneficially owns more than 5% of the outstanding shares of U.S. Bancorp common stock. Mr. Buffett has sole voting and dispositive power over 684,230 shares, and shared voting and dispositive powers over 148,766,441 shares. Berkshire Hathaway has sole voting and dispositive powers over no shares, and shared voting and dispositive powers over 148,766,441 shares. National Indemnity Company has sole voting and dispositive powers over no shares, and shared voting and dispositive powers over 92,327,823 shares. The address for each of Mr. Buffett and Berkshire Hathaway is 3555 Farnam Street, Omaha, NE 68131. The address for National Indemnity Company is 1314 Douglas Street, Omaha, NE 68102.

2.
The Vanguard Group

  Based on Amendment No. 6 to Schedule 13G filed with the SEC on February 10, 2021, by The Vanguard Group, on behalf of itself and certain of its subsidiaries. The Vanguard Group has shared voting power over 2,197,932 shares, sole dispositive power over 101,231,259 shares and shared dispositive power over 6,021,411 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

3.
BlackRock, Inc.

  Based on Amendment No. 11 to Schedule 13G filed with the SEC on February 1, 2021, by BlackRock, Inc., on behalf of itself and certain of its subsidiaries. BlackRock has sole voting power over 81,445,271 shares and sole dispositive power over 93,501,987 shares. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

69	U.S. Bancorp 2021 Proxy Statement

Questions and answers about the annual meeting and voting

Questions and answers about the annual meeting and voting

Why did I receive the proxy materials?

We have furnished the proxy materials to you over the Internet or mailed you a printed copy of these materials because the Board of Directors of U.S. Bancorp is soliciting your proxy to vote your shares of our common stock at the annual meeting of shareholders to be held on April 20, 2021, or at any adjournments or postponements of the meeting.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Andrew Cecere, our Chairman, President and Chief Executive Officer, and Laura F. Bednarski, our Corporate Secretary, have been designated as the proxies to cast the votes of our shareholders at our 2021 annual meeting of shareholders.

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of annual meeting of shareholders and described in this proxy statement. Management will also report on our 2020 performance and, once the business of the annual meeting is concluded, respond to questions submitted in writing during or before the meeting.

How can I access the proxy materials and vote my shares?

The instructions for accessing the proxy materials and voting can be found in the information you received either by mail or e-mail. Depending on how you received the proxy materials, you may vote by Internet, telephone or mail. We encourage you to vote by Internet.

▶
If you are a shareholder who received a notice by mail regarding the Internet availability of the proxy materials:You may access the proxy materials and voting instructions over the Internet via the web address provided in the notice. In order to access this material and vote, you will need the 16-digit control number provided on the notice you received in the mail. You may vote by following the instructions on the notice or on the website.
▶
If you are a shareholder who received an e-mail directing you to the proxy materials:You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to access these materials and vote, you will need the 16-digit control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.
▶
If you are a shareholder who received the proxy materials by mail:You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

How do I vote if my shares are held in the U.S. Bank 401(k) Savings Plan?

If you hold any shares in the U.S. Bank 401(k) Savings Plan, you are receiving, or being provided access to, the same proxy materials as any other shareholder. However, your proxy vote will serve as voting instructions to the plan trustee. Your voting instructions must be received at least five days prior to the annual meeting in order to count. In accordance with the terms of the plan, the trustee will vote all of the shares held in the plan in the same proportion as the actual proxy votes submitted by plan participants at least five days prior to the annual meeting.

Why did I receive a notice regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?

In accordance with rules adopted by the SEC, we are furnishing our proxy materials to our shareholders primarily over the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we reduce costs and lessen the environmental impact of our proxy solicitation. On or about March 9, 2021, we mailed a notice of Internet availability of the proxy materials to most of our shareholders. The notice contains instructions about how to access our

U.S. Bancorp 2021 Proxy Statement	70

Questions and answers about the annual meeting and voting

proxy materials and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received a notice but would like to receive a paper copy of our proxy materials, please follow the instructions on the notice.

Our other shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials and persons holding shares through our benefit plans, received paper copies of the proxy materials instead of a notice. If you received paper copies of the notice or proxy materials, we encourage you to sign up to receive all of your future proxy materials electronically, as described under "How can I receive my proxy materials by e-mail in the future?" below.

Who is entitled to vote at the meeting?

The Board has set February 23, 2021, as the record date for the annual meeting. If you were a shareholder at the close of business on February 23, 2021, you are entitled to vote at the meeting. As of the record date, 1,502,573,964 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 1,502,573,964 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to at least one-third of the voting power of our outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

  ▶
  you have properly submitted a proxy vote by Internet, telephone or mail, even if you abstain from voting on one or more matters; or

  ▶
  you hold your shares in street name (as discussed below) and you provide voting instructions to your broker, bank, trust company or other nominee or you do not provide voting instructions but your broker, bank, trust company or other nominee uses its discretionary authority to vote your shares on the ratification of the selection of our independent auditor.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust company or other nominee, then the broker, bank, trust company or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust company or other nominee how to vote their shares using the voting instruction form provided by it.

How do I attend the virtual meeting?

Due to the public health concerns regarding the COVID-19 pandemic, we are holding the 2021 Annual Meeting of Shareholders in a virtual-only format. You will not be able to attend the annual meeting at a physical location. The meeting will be held virtually at 11:00 a.m., central time, on Tuesday, April 20, 2021.

Both shareholders and non-shareholders may attend our virtual meeting. However, you may vote your shares at the meeting, and ask questions of management before or at the meeting, only if you enter the meeting site as a shareholder. In order to attend the meeting, navigate to www.virtualshareholdermeeting.com/USB2021. If you are a shareholder of record or street name holder as of the record date, you may attend in your capacity as a shareholder by logging in with the 16-digit control number found on your proxy card, voting instruction form, or notice, as applicable.

If you lost your 16-digit control number or are not a shareholder, you will be able to attend the meeting by registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting. If you experience any technical difficulties during the meeting, a toll free number will be available on our virtual shareholder meeting site for assistance.

If you are not able to attend the meeting, you will still be able to access an audio replay of the management presentation given at the meeting from our website. You can find instructions on how to access the replay and the

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Questions and answers about the annual meeting and voting

presentation materials on our website at www.usbank.com by clicking on "About us", "Investor relations" and then "Webcasts & Presentations."

How can I ask a question and vote at the virtual meeting?

We value questions from our shareholders. Shareholders who attend the meeting by entering the 16-digit control number may ask questions during the virtual meeting. Questions by those shareholders may be submitted in real time during the meeting at www.virtualshareholdermeeting.com/USB2021 or during the two-week period prior to the meeting by going to the website www.proxyvote.com and following the instructions for logging-in included with your proxy card, voting instruction form, or notice.

Shareholders must also enter the meeting using their 16-digit control number in order to vote. Even if you currently plan to attend the virtual meeting, we recommend that you submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you are a participant in the U.S. Bank 401(k) Savings Plan or hold your shares in street name, you may submit your vote as described above, but you may not vote your 401(k) Savings Plan shares or shares held in street name during the meeting.

What if I am a shareholder of record and do not specify how I want my shares voted?

If you submit your proxy by Internet or submit a signed proxy card and do not specify how you want to vote your shares, we will vote your shares in accordance with the recommendations of the Board. Our telephone voting procedures do not permit you to submit your proxy vote by telephone without specifying how you want your shares voted.

What if I hold my shares in street name and do not provide voting instructions?

If you hold your shares in street name and do not provide voting instructions, your broker, bank, trust company or other nominee has discretionary authority to vote your shares on the ratification of the selection of Ernst & Young LLP as our independent auditor. However, in the absence of your specific instructions as to how to vote, your broker, bank, trust company or other nominee does not have discretionary authority to vote on any other proposal. Such a situation results in a "broker non-vote," which does not have an effect on the outcome of the proposal. It is important, therefore, that you provide instructions to your broker, bank, trust company or other nominee so that your vote with respect to the other proposals is counted.

What is the voting standard and what is the effect of abstentions?

You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to each nominee for the Board of Directors (Proposal 1), the ratification of the selection of independent auditor (Proposal 2), and the advisory vote on executive compensation (Proposal 3).

The following table summarizes the voting standard applicable to each proposal and the effect of an "ABSTAIN" vote in each instance.

Proposal	Voting standard	Effect of "ABSTAIN" vote
Election of directors	The nominee is elected if the number of votes cast "FOR" him or her exceeds the number of votes cast "AGAINST" him or her	No effect

Other proposals	The proposal is approved if "FOR" votes are cast by the majority of shares present and entitled to vote on the matter	Same effect as "AGAINST" vote

What does it mean if I receive more than one notice of Internet availability of proxy materials, proxy card, voting instruction form, or e-mail with instructions on how to access the proxy materials?

If you receive more than one notice of Internet availability of proxy materials, proxy card, voting instruction form, or e-mail with instructions on how to access the proxy materials, it means that you hold shares in more than one account.

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Questions and answers about the annual meeting and voting

To ensure that all of your shares are voted, vote separately for each notice of Internet availability of proxy materials, proxy card, voting instruction form, and e-mail you receive.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by:

  ▶
  voting again over the Internet or by telephone by no later than 11:59 p.m., Eastern Time, on April 19, 2021, or by submitting a proxy card with a later date and returning it so that it is received by April 19, 2021;

  ▶
  voting again during the meeting; or

  ▶
  submitting written notice of revocation to our Corporate Secretary at the address shown on page 75 so that it is received by April 19, 2021.

To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Investor Relations, U.S. Bancorp, 800 Nicollet Mall, Minneapolis, MN 55402 or call 866.775.9668.

If you hold your shares in street name, contact your broker, bank, trust company or other nominee regarding how to revoke your proxy and change your vote. If you are a participant in the U.S. Bank 401(k) Savings Plan, you may revoke your proxy and change your vote as described above, but only until 11:59 p.m., Eastern Time, on April 15, 2021.

Will my vote be kept confidential?

Yes. We have procedures to ensure that all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as follows: to meet legal requirements, to assert claims for or defend claims against our company, to allow authorized individuals to count and certify the results of the shareholder vote if a proxy solicitation in opposition to the Board takes place, or to respond to shareholders who have written comments on proxy cards or who have requested disclosure. We also have the voting tabulations performed by an independent third party.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc., our tabulation agent, will tabulate the votes and act as independent inspectors of election.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trust companies or other nominees for forwarding proxy materials to street name holders. We have retained Alliance Advisors, LLC, to assist in the solicitation of proxies for the annual meeting for a fee of $20,000, plus associated costs and expenses.

We are soliciting proxies primarily by mail. In addition, our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail or in person. They will not receive any additional compensation for these activities.

Do we "household" annual meeting materials?

The SEC rules allow a single copy of the notice of Internet availability of proxy materials or proxy statement and annual report to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family, and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as "householding." Although we do not household for our registered shareholders, we understand that some brokers, banks, trust companies and other nominees household U.S. Bancorp notices of Internet availability of proxy materials or proxy statements and annual reports, delivering a single copy of each to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker, bank, trust company or other nominee that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our notice of Internet availability of proxy materials or proxy statement or annual report, or if you are receiving multiple copies of any of these documents and wish to receive only one, please notify your broker, bank, trust company or other nominee. We will deliver promptly upon written or oral request a separate copy of our notice of Internet availability of

73	U.S. Bancorp 2021 Proxy Statement

Questions and answers about the annual meeting and voting

proxy materials, proxy statement and/or our annual report to a shareholder at a shared address to which a single copy was delivered. For copies of any of these documents, shareholders should write to Investor Relations, U.S. Bancorp, BC-MN-H23K, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 866.775.9668.

How can I receive my proxy materials by e-mail in the future?

Instead of receiving future paper copies of the notice of Internet availability of proxy materials or our proxy materials by mail, you can elect to receive an e-mail with links to these documents, your control number and instructions for voting over the Internet. Opting to receive your proxy materials by e-mail will save the cost of producing and mailing documents to you and will also help conserve environmental resources. Your e-mail address will be kept separate from any other company operations and will be used for no other purpose.

If we mailed you a notice of Internet availability of proxy materials or a printed copy of our proxy statement and annual report and you would like to sign up to receive these materials by e-mail in the future, you can choose this option by:

  ▶
  following the instructions provided on your proxy card or voting instruction form if you received a paper copy of the proxy materials;

  ▶
  following the instructions provided when you vote over the Internet; or

  ▶
  going to http://enroll.icsdelivery.com/usb and following the instructions provided.

You may revoke this request at any time by following the instructions at http://enroll.icsdelivery.com/usb. Your election will remain in effect unless you revoke it later.

We encourage you to sign up for electronic delivery of our proxy materials. To express our appreciation, we will plant a tree in partnership with the Arbor Day Foundation on behalf of every retail shareholder account that registers for electronic delivery of our proxy materials. The Arbor Day Foundation will plant these trees in Florida's Econfina Watershed to protect Panama City's water source, reforest after damage from Hurricane Michael, and restore wildlife habitat.

U.S. Bancorp 2021 Proxy Statement	74

Other matters

Other matters

Annual Report to Shareholders and Form 10-K

If you received a paper copy of the proxy materials, our 2020 Annual Report to Shareholders, including financial statements for the year ended December 31, 2020, accompanied this proxy statement. The 2020 Annual Report to Shareholders is also available on our website at www.usbank.com by clicking on "About us" and then "Investor relations." Copies of our 2020 Annual Report on Form 10-K, which is on file with the SEC, are available to any shareholder who submits a request in writing to Investor Relations, U.S. Bancorp, BC-MN-H23K, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

Communicating with U.S. Bancorp's Board of Directors

Shareholders or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-employee directors, Chairman, Lead Director or specified individual directors to:

The Office of the Corporate Secretary U.S. Bancorp BC-MN-H21O 800 Nicollet Mall Minneapolis, MN 55402

Any such letters will be delivered to the Lead Director, or to a specified director if so addressed. Letters relating to accounting matters will also be delivered to our Chief Risk Officer or General Counsel for handling in accordance with the Audit Committee's policy on investigation of complaints relating to accounting matters.

Deadlines for nominating directors and submitting proposals for the 2022 annual meeting

Please see below for the specific information and deadline requirements applicable to shareholders who want to nominate directors or submit proposals for next year's annual meeting. Note that any director nomination or shareholder proposal for which notice is received by us after the relevant deadline set forth below may not be presented at the 2022 annual meeting.

Nominating a director for inclusion in our proxy statement (proxy access nominees)

A shareholder or group of up to 20 shareholders that has held at least 3% of the outstanding shares of our company's common stock for at least three years is able to nominate directors to fill up to 20% of the Board seats (but at least two directors) for inclusion in our proxy statement if the shareholder(s) and nominee(s) satisfy the requirements specified in our bylaws and notice is received between 150 and 120 days before the anniversary of the date the proxy statement for the prior year's annual meeting was released to shareholders.

In order for a nominee to be considered for inclusion in our proxy statement for the 2022 annual meeting of shareholders, the Corporate Secretary of U.S. Bancorp must receive written notice of the nomination at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no earlier than October 10, 2021, and no later than November 9, 2021. The notice must contain the specific information required by our bylaws. You can find a copy of our bylaws on our website at www.usbank.com by clicking on "About us", "Investor relations", "Corporate Governance", "Governance documents" and then "Restated Bylaws."

Other shareholder proposals and director nominations

Proper proposals or nominations must be submitted to the Corporate Secretary of U.S. Bancorp at our principal executive offices in Minneapolis, Minnesota, at the address provided above. Shareholder proposals to be considered for inclusion in the proxy statement must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Notices of director nominations and shareholder proposals to be made from the floor must contain the specific information required by our bylaws (available on our website as described above).

75	U.S. Bancorp 2021 Proxy Statement

Other matters

The submission deadlines for these proposals and nominations are as follows:

Proposal	How presented	Deadline
Nomination of directors	To nominate a director from the floor at the annual meeting	December 21, 2021

All other proposals	To have a shareholder proposal be considered for inclusion in the proxy statement or to present the proposal from the floor at the annual meeting	November 9, 2021

Other matters for consideration

We do not know of any other matters that may be presented for consideration at the 2021 annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies above under the heading "Questions and Answers About the Annual Meeting and Voting — What is a proxy?" will vote as they deem in the best interests of U.S. Bancorp.

Laura F. Bednarski
 Corporate Secretary

Dated: March 9, 2021

U.S. Bancorp 2021 Proxy Statement	76

Non-GAAP financial measures

Non-GAAP financial measures

This proxy statement contains the following non-GAAP financial measure: efficiency ratio, using net interest income on a taxable-equivalent basis.

We use net interest income on a taxable-equivalent basis to calculate our efficiency ratio because we believe that this presentation is the preferred industry measurement of net interest income as it provides a relevant comparison of net interest income arising from taxable and tax-exempt sources.

The calculation of this measure for U.S. Bancorp follows:

Year Ended December 31 (Dollars in Millions)	2020
Net interest income	$12,825
Taxable-equivalent adjustment[1]	99

Net interest income, on a taxable-equivalent basis	12,924
Net interest income, on a taxable-equivalent basis (as calculated above)	12,924
Noninterest income	10,401
Less: Securities gains (losses), net	177

Total net revenue, excluding net securities gains (losses) (a)	23,148
Noninterest expense (b)	13,369
Efficiency ratio (b)/(a)	57.8%

1.
Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

77	U.S. Bancorp 2021 Proxy Statement

Every shareholder can make a difference!

Sign up for electronic delivery and we will plant a tree.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 19, 2021; or April 15, 2021, for shares held in the U.S. Bancorp 401(k) Savings Plan. Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23K MINNEAPOLIS, MN 55402-7014 During The Meeting - Go to www.virtualshareholdermeeting.com/USB2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 19, 2021; or April 15, 2021, for shares held in the U.S. Bancorp 401(k) Savings Plan. Have this proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided, or return it to U.S. Bancorp, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by April 15, 2021. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D31292-P47234 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. U.S. BANCORP The Board of Directors recommends a vote "FOR" each of the following nominees: 1 - The election of the 13 directors named in the proxy statement: For Against Abstain The Board of Directors recommends a vote "FOR" the following proposals: 2 - The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2021 fiscal year. 3 - An advisory vote to approve the compensation of our executives disclosed in the proxy statement. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain 1a. Warner L. Baxter ! ! ! ! ! ! 1b. Dorothy J. Bridges 1c. Elizabeth L. Buse 1d. Andrew Cecere 1e. Kimberly N. Ellison-Taylor 1f. Kimberly J. Harris 1g. Roland A. Hernandez 1h. Olivia F. Kirtley 1i. Karen S. Lynch 1j. Richard P. McKenney 1k. Yusuf I. Mehdi 1l. John P. Wiehoff 1m. Scott W. Wine Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2021: Our Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  FOLD AND DETACH HERE D31293-P47234 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS April 20, 2021 The undersigned, having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Andrew Cecere and Laura F. Bednarski, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the U.S. Bancorp 2021 Annual Meeting of Shareholders and authorize(s) each to vote in his or her discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specific voting instructions, these shares will be voted "FOR" all nominees for director, "FOR" Proposals 2 and 3, and in the discretion of the named proxies on all other matters. IF YOU DO NOT VOTE BY INTERNET OR PHONE, PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.